UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

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ACCREDITED MEMBERS HOLDING CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACCREDITED MEMBERS HOLDING CORPORATION
2 North Cascade Avenue, Suite 1400
Colorado Springs, CO 80903
(719) 265-5821

June 13, 2012

To Our Shareholders:

You are cordially invited to the Annual Meeting of Shareholders (the “Meeting”) of Accredited Members Holding Corporation (the “Company”) to be held at the Antlers Hilton, Carson Room, Four South Cascade, Colorado Springs, Colorado 80903 on Tuesday, July 24, 2012 at 10:00 a.m. local time.

The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages.  Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting.  Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.

WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

Sincerely,

DAVID LAVIGNE AND J.W. ROTH,
CO-CHAIRMEN

ACCREDITED MEMBERS HOLDING CORPORATION
2 North Cascade Avenue, Suite 1400
Colorado Springs, CO 80903
(719) 265-5821

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 24, 2012

June 13, 2012

To the Shareholders of Accredited Members Holding Corporation:

The Annual Meeting of Shareholders (the “Meeting”) of Accredited Members Holding Corporation, a Colorado corporation (the “Company”) will be held at the Antlers Hilton, Carson Room, Four South Cascade, Colorado Springs, Colorado 80903 on Tuesday, July 24, 2012 at 10:00 a.m. local time, for the purpose of considering and voting upon proposals to:

1.	Elect directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

2.	Amend our Articles of Incorporation to increase our authorized capital to 160,000,000 shares, consisting of 150,000,000 shares of common stock and 10,000,000 shares of preferred stock.

3.	Amend our Articles of Incorporation to change our name.

4.	Approve the sale of three subsidiaries in a related party transaction, which may constitute the sale of substantially all of the Company’s assets.

5.	Adopt our 2012 Stock Option Plan.

6.	Ratify and approve the appointment of GHP Horwath, P.C. as our independent registered public accounting firm.

7.	Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

The Board of Directors is not aware of any other business to come before the Meeting.  Pursuant to the Company’s Bylaws, the Board of Directors has fixed the close of business on June 12, 2012 as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope.  The proxy will not be used if you attend the Meeting and vote in person.

EACH SHAREHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD.  ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING.  HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS,

David Lavigne & J.W. Roth,
Co-Chairmen

ACCREDITED MEMBERS HOLDING CORPORATION
2 North Cascade Avenue, Suite 1400
Colorado Springs, CO 80903
(719) 265-5821

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
JULY 24, 2012

June 13, 2012

To Our Shareholders:
       This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors of Accredited Members Holding Corporation (the “Company”) of proxies to be used at the Annual Meeting of Shareholders (the “Meeting”) to be held at Antlers Hilton, Carson Room, Four South Cascade, Colorado Springs, Colorado 80903 on Tuesday, July 24, 2012 at 10:00 a.m. local time, and at any adjournments or postponements thereof.  The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  This Proxy Statement, the accompanying proxy card, the Company’s Form 10-K for the year ended December 31, 2011, the Company’s Form 10-Q for the quarter ended March 31, 2012 and the Notice of Annual Meeting of Shareholders (collectively, the “Proxy Materials”) are first being mailed to shareholders beginning on or about June 13, 2012.

GENERAL INFORMATION

Solicitation

The enclosed proxy is being solicited by the Company’s Board of Directors.  The costs of the solicitation will be borne by the Company.  Proxies may be solicited personally or by mail, telephone, facsimile or email by directors, officers and regular employees of the Company, none of whom will receive any additional compensation for such solicitations.  The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Voting Rights and Votes Required

         Holders of shares of Accredited Members Holding Corporation common stock (the “Common Stock”) and holders of Accredited Members Holding Corporation Series A Preferred Stock (the “Series A Stock”) at the close of business on Tuesday, June 12, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting.  As of the Record Date [35,139,873] shares of Company’s Common Stock were outstanding and [298,487] shares of Series A Stock were outstanding (which equates to [2,387,896] votes for the holders of Series A Preferred Stock).  Therefore, there are [37,527,769] total votes entitled to be cast at the Meeting.

The presence, in person or by proxy, of holders of one-third of the votes entitled to be cast as of the Record Date constitute a quorum for the transaction of business at the Meeting.  Holders of the Series A Stock vote as a single class with the common stock, on an as-converted basis, and quorum and voting thresholds are met by tabulating the Series A Stock on an as-converted basis.  Holders of Common Stock are entitled to one vote per share.  Each share of Series A Stock is currently convertible into eight shares of common stock.  The presence in person or by proxy of the holders of capital stock representing at least [12,509,256] votes entitled to be cast at the Meeting is required for a quorum.  In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies.  Abstentions will count towards quorum requirements.

As to the election of directors under Proposal One, the proxy card being provided by the Board enables a shareholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the other nominees being proposed is withheld.

The affirmative vote of a majority of the votes entitled to be cast on the matter is required to approve Proposal Nos. 2, 3, 4, 5 and 6. As to these proposals, a shareholder may:  (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal.  Abstentions and broker non-votes will not be counted as votes with respect to Proposal Nos. 2, 3, 4, 5 and 6 and will have the effect of a vote against each such proposal.  Shareholders are not entitled to cumulative voting on any issue being presented to the shareholders.

The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a Colorado corporation have the right to dissent under the Colorado Business Corporation Act.

Shares of Common Stock and Series A Stock represented by all properly executed proxies received at the Company’s transfer agent by Friday, July 20, 2012 will be voted as specified in the proxy.  Unless contrary instructions are indicated on the proxy, the shares of Common Stock and Series A Stock represented by such proxy will be voted “FOR” the slate of directors described herein; “FOR” the amendment to our articles of incorporation to increase the Company’s authorized capital; “FOR” the amendment to our Articles of Incorporation to change our name; “FOR” approval of the agreement to sell three subsidiaries; “FOR” approval of the 2012 Stock Option Plan; and “FOR” ratification and approval of GHP Horwath, P.C. as the Company’s independent auditing firm.

Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein.  If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire.  A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company’s corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.

         This Proxy Statement, the Company’s 2011 Annual Report on Form 10-K, the Company’s Quarterly Report on Form 10-Q and the proxy card are available on line at:  http://www.accreditedmembers.com/why-ami/shareholder-meeting. However, shareholders may not cast their vote or proxy at http://www.accreditedmembers.com/why-ami/shareholder-meeting.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

A.           Security Ownership of Directors and Management

The number of shares outstanding of the Company’s Common Stock at April 4, 2012, was 34,446,529.  Additionally, the Company had 385,155 shares of its Series A Convertible Preferred Stock Outstanding (the “Series A Stock”).  The number of total voting shares calculated on an as converted basis is 37,527,769. Holders of shares of Series A Stock vote as a single class with the Common Stock, and each share of Series A Stock is entitled to eight votes per share.  The following table sets forth the beneficial ownership of the Company’s common stock and Series A Stock as of April 4, 2012, by each director and each executive officer of the Company and by all directors and executive officers as a group.  To the extent any of the named shareholders own derivative securities that are vested or otherwise exercisable into shares of our common stock these securities are included in the column regarding that shareholders’ common stock beneficial ownership (as required by Rule 13d-3(a) under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) and the material terms of such derivative securities are explained in the notes to the table.

Name and Address of Beneficial Owner	Position	Common Stock - Amount and Nature of Beneficial Ownership		Percent of Common Stock	Series A Preferred Stock – Beneficial Ownership		Percent of Series A Preferred Stock	As Converted Basis Percent of Voting Stock
J.W. Roth 2 North Cascade Ave, Suite 1400 Colorado Springs, CO 80903	Co-Chairman & CEO	4,906,000	(1)	14.2%	83,334	(1)	21.6%	13.8%

David Lavigne 2 North Cascade Ave, Suite 1400 Colorado Springs, CO 80903	Co-Chairman & CFO	3,904,500	(2)	11.3%	0		0	10.8%

All current directors and executive officers as a group (two persons)		8,810,500		25.5%	83,334		21.6%	24.6%

(1)
Mr. Roth owns 2,303,000 shares of Company common stock, and his spouse owns 2,603,000 shares of Company common stock.  Both Mr. Roth and his wife each own 41,667 shares of Series A Preferred Stock.  Each share of Series A Preferred Stock is entitled to eight votes per share and is currently convertible into eight shares of the Company’s common stock.

(2)	Consists of 3,904,500 shares of common stock.

B.           Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of the Company’s voting stock as of December 31, 2011, by each person (other than the directors and executive officers of the Company) who owned of record, or was known to own beneficially, more than 5% of the outstanding voting stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Common Stock	Percent of Series A Preferred Stock	Percent of Voting Stock
BOCO Investments, LLC 262 East Mountain Ave. Fort Collins, Colorado 80524	3,843,104	(2)	10.2%	10.8%	10.4%

WestMountain Prime LLC 262 East Mountain Ave. Fort Collins, Colorado 80524	1,954,643		5.6%	0	5.3%

Shannon Patrick Murphy 69 West Cheyenne Mountain Blvd Colorado Springs, CO 80906	2,500,000		7.2%	0	6.8%

WestMountain Asset Management, Inc. 123 North College Ave., Suite 200 Fort Collins, Colorado 80524	1,292,713		3.7%	0	3.5%

(1)	Calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

(2)
Consists of 3,509,768 shares of common stock and 41,667 shares of Series A Preferred Stock.  Each share of Series A Preferred Stock is currently entitled to eight votes per share and convertible into eight shares of Company common stock.

Changes in Control

Upon the closing of the HOJ transaction, a change of control will occur.  However, there is no assurance that the HOJ transaction will close.  With the exception of the HOJ transaction, there are no arrangements known to the Company which may result in a change in control of the Company.

MANAGEMENT

Legal Proceedings

During the past ten years none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity.

Board of Directors – Composition, Qualifications and Attributes

The Company’s Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board of Directors to satisfy its oversight obligations effectively.  Currently, the Company does not have a separate nominating committee and to date it does not believe that the Company as an early stage company with limited personnel require such a committee.  However, as the Company grows it may consider establishing a separate nominating committee.  As such, currently the Board of Directors as a whole is in charge of identifying and appointing appropriate persons to serve on the Board of Directors when necessary.  In identifying Board candidates it is the Board’s goal to identify persons whom it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors.

The Company believes that each of the persons that currently serve on the Board of Directors (and who are nominated for reelection) have the experience, qualifications and attributes and skills taken as a whole to enable the Board of Directors to satisfy its oversight responsibilities effectively. In particular, the Company believes that because Mr. Roth has over twenty years of experience working with private and public companies in the early and start-up stages, including experience as an officer and director of such companies, that he is a valuable member of our Board of Directors.   Further, Mr. Lavigne was the founder of Edgewater Research Partners LLC (the company whose assets were acquired by Accredited Members, Inc.) and as a result is very familiar with the Company’s business plan and its clientele.  Further, Mr. Lavigne has significant experience with respect to drafting and distributing research and information on micro-cap companies and the Company believes he is well respected in that arena.

Board Leadership Structure and Role in Oversight

The Company’s Board of Directors comprises two persons, J.W. Roth and David Lavigne.  Mr. Roth and Mr. Lavigne serve as the Co-Chairmen of the Board and both have been actively involved in the Company’s, and its wholly owned subsidiary Accredited Members Inc.’s (“AMI”), development and operations since AMI’s inception.  Mr. Roth also serves as the Company’s chief executive officer.

The Board of Directors is responsible for risk oversight of the Company. Risks facing the Company include competitive, economic, operational, financial, accounting, liquidity, tax, regulatory, safety, employment, political and other risks that are attendant to early stage companies. Risks are reported to the Board of Directors through the Company’s (and its subsidiaries’) executive officers, who are responsible for the identification, assessment and management of the Company’s risks. However, the current members of the Board of Directors are actively involved in various aspects of the Company’s operations and thus are also charged with identifying risks.  The Board of Directors regularly discusses the risks identified and reported by the Company’s executive officers and reviews with management strategies and actions to mitigate the risks and the status and effectiveness of such strategies and actions.  Given the size of the Company and its position as an early stage company, the Company has determined that the leadership structure is appropriate.

Meetings of the Board and Committees

There were no meetings of the Board of Directors during the Company’s fiscal year ended December 31, 2011, however, the Board of Directors took action by written consent 7 times during fiscal 2011.  During its year ended December 31, 2010, the Board of Directors of the Company acted by unanimous written consent one time.

The Company’s Board of Directors has held no formal meetings during its fiscal 2011.  However, regular communications were maintained throughout the year among all of the officers and directors of the Company.

The Company did not hold an annual meeting of the Company’s security holders during 2011, and does not have a formal policy requiring attendance by members of the Board of Directors.

Committees of the Company’s Board of Directors; Code of Ethics

Currently the Company does not have an audit committee, a designated audit committee financial expert, compensation committee, nominating committee, or other committee of the Board that performs similar functions.  Because of its small size, and because the Company is still in its early stages of operations, the Company does not believe any such committees is warranted.  Additionally, because our common stock is not listed for trading or quotation on a national securities exchange, we are not required to have such committees.  Instead our Board as a whole performs the functions of an audit, nominating, and compensation committees.

The Company has not adopted a code of ethics, audit committee charter or a compensation committee charger because the Board does not believe that, given the small size of the Company and the limited transactions, such code of ethics or charters are warranted.  However, as the Company grows and it continues to develop its operations it may consider adopting a code of conduct, charters or similar policy.

The entire Board of Directors serves as the Company’s audit committee.  As such the Board has communicated with the Company’s independent auditors about their independence.  Additionally, after review and discussion, the Board approved the inclusion of the audited financial statements in the Company’s annual report on Form 10-K.

No Nominating Committee; Procedures by which Security Holders May Recommend Nominees to the Board of Directors

As noted above, the Company does not have a nominating committee. We do not have a nominating committee because our Board of Directors does not believe that such a committee is necessary given our small size, and the relatively small size of our Board of Directors.  Instead, the Board as a whole considers nominees for vacancies on the Board of Directors and is charged with evaluating their background and potential contributions to the Board of Directors.

In considering candidates for membership on the Board of Directors, the Board of Directors will take into consideration the needs of the Company and its Board of Directors and the qualifications of the candidate.  With respect to potential new Board members the Board will require and/or review information such as the following:

•	The name and address of the proposed candidate;

•	The proposed candidates’ resume or a listing of his or her qualifications to be a director of the Company;

•	A description of any relationship that could affect such person’s qualifying as an independent director, including identifying all other public company board and committee memberships;

•	A confirmation of such person’s willingness to serve as a director if selected by the Board of Directors; and

•	Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company’s proxy statement if such person were a nominee.

Independence of the Board of Directors

Our Board of Directors currently consists of Messrs. Roth and Lavigne.  Neither of the directors are considered “independent” as that term defined by Section 803A of the NYSE Amex Company Guide inasmuch as each of the directors has had material relationships with the Company.  The Board considers all relevant facts and circumstances in its determination of independence of all members of the Board.

Shareholder Communication with the Board of Directors

The Company values the views of its shareholders (current and future shareholders, employees and others).  Any shareholder desiring to communicate directly with any officer or director of the Company may address correspondence to that person at our offices in Colorado Springs, Colorado. Our office staff will forward such communications to the addressee.

Transactions with Related Persons

The Company’s Board of Directors as a whole is charged with reviewing and approving all related party transactions.  There have not been any transactions, or proposed transactions, to which the Company was or is to be a party, in which any Company director, officer, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest, except those outlined below.  On February 24, 2010 the Company completed a merger transaction whereby AMI became a wholly owned subsidiary of the Company (the “AAEX Merger”).  The following disclosure is with respect to material transactions between the Company and related parties since February 24, 2010, and with respect to material transactions between AMI and related parties since its inception.

1.  On May 18, 2010, the Company entered into a Management Services Agreement with WWPP.  WWPP agreed to pay the Company $75,000 per month for the services performed pursuant to that agreement.  J.W. Roth is an officer and director and founding member of WWPP, and also is an officer and director of the Company.  This agreement was terminated on August 31, 2011.

2.  On December 15, 2010, WWPP entered into an agreement for an office lease of $800 per month on a month to month basis.  The lease ended July 31, 2011.  This facility was used for WWPP office operations.  The building was owned by a related party during the time of the lease.

3.  During the year ended December 31, 2011, the Company entered into three management services agreements with companies in which the Company’s CEO began serving on the board of directors of each of these companies.  These management services agreements are for a one-year term and provide for a fixed monthly fee to be paid in cash.  At the inception of the agreements, the Company also received warrants to purchase shares of common stock of each of these companies (Note 6).  On October, 9, 2011, a related party managed services agreement was terminated.  As part of the termination agreement, the company’s CEO resigned from the board of directors of that company.  The related party accounts receivable balance represents the management fee due at December 31, 2011.

4.  In July 2011, an employee of AMI and shareholder advanced $25,000 to WWPP for short-term operating cash needs.  The amount is non-interest bearing, unsecured, and due on demand.  This is reflected as a related party payable.

5.  On November 3, 2011, the Company subscribed to a note offering for $25,000 with a related party.  The promissory note carries a 5% interest rate, and is unsecured.  In addition, the Company received 25,000 shares of the related company.

6.  On March 1, 2012, AMHC Managed Services, Inc. entered into a Management Services Agreement with Hangover Joe’s, Inc. (“HOJ”).  The Company’s CEO began serving on the board of directors of HOJ at the start of the agreement on March 1, 2012.

7.  On April 10, 2012, the Company entered into a binding letter of intent (the “LOI”) with HOJ pursuant to which the parties will negotiate in good faith toward a definitive agreement for the acquisition by the Company of HOJ.  Further, the LOI requires that within five business days of closing the Company sell three of its subsidiaries to an entity controlled by Messrs. Roth and Lavigne.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act, as amended, requires the Company’s Officers and Directors and persons who own more than 10% of the Company’s outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission (“SEC”).  Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during and for the Company’s fiscal year ended December 31, 2011, and through April 30, 2012 there were no directors, officers or more than 10% shareholders of the Company who failed to timely file a Form 3, 4 or 5.

Identification of Directors and Executive Officers

The table below sets forth the names, titles, and ages of the members of the Company’s Board of Directors and its executive officers.  Executive officers of the Company are appointed by the Board of Directors and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors.  There are no family relationships among any of the directors and executive officers of the Company.  There was no agreement or understanding between Company and any director or executive officer pursuant to which he was selected as an officer or director.

Name	Position	Age	Year Appointed as Officer or Director
J.W. Roth *	Chairman and Chief Executive Officer of AMHC	48	2010
David Lavigne *	Chairman and Chief Financial Officer of AMHC	50	2010

* Messrs. Roth and Lavigne have served as officers and directors of AMI since its formation.

J.W. Roth currently serves as the Company’s Co-Chairman and as its Chief Executive Officer.  Mr. Roth is also a director of WWPP and is a founding member of AMI.  Mr. Roth has been actively involved in all phases of the Company’s development.  Mr. Roth served as a director of Disaboom, Inc. (OTC-Pink Sheets DSBO.PK) from its inception through May 2009.  Since 1997 Mr. Roth has served as the as the President of JW Roth & Company, Inc., a consulting company.  Prior to founding JW Roth & Company, Mr. Roth worked in the financial sales industry for American National Insurance Company and the Prudential Insurance Company.  Additionally, Mr. Roth has worked for, and been associated with, the business development of several companies such as Fear Creek Ranches, IMI Global, Inc., CattleNetwork, Inc., Front Porch Direct, and AspenBio Pharma, Inc.

David L. Lavigne currently serves as the Company’s Co-Chairman and as its Chief Financial Officer. Mr. Lavigne is a founding member of AMI. Mr. Lavigne was the founder of EdgeWater Research Partners, LLC (“Edgewater”), and the control person at the time it was acquired by AMI. EdgeWater was started in 2002 and was a subscription based service providing micro-cap and small-cap research to institutions, brokers and individual investors.  Mr. Lavigne has spent approximately 25 years in the financial and investment industry primarily employed by small regional sell-side broker-dealers involved in the provisioning of both investment banking and research services with respect to micro cap and small cap issuers.  Mr. Lavigne’s experience includes creating research and analysis for retail and institutional clients, as well as research that augments the due diligence process of the corporate finance departments of his respective employers.  His generalist research has encompassed several dozen public companies.  Mr. Lavigne graduated from the University of Idaho in 1984 with a BS degree in Finance.

EXECUTIVE COMPENSATION

Compensation and other Benefits of Executive Officers

The following table sets out the compensation received for the fiscal years December 31, 2011 and 2010 in respect to each of the individuals who served as the Company’s chief executive officer at any time during the last fiscal year, as well as the Company’s most highly compensated executive officers:

				(1)
				Option		All Other
Name and	Fiscal	Salary	Bonus	Awards		Compensation		Total
Principal Position	Year	($)	($)	($)		($)		($)
JW Roth,
Co-Chairman and Chief Execrutive Officer (2)	2011	$210,000	$1,015	$-		$-		$211,015
	2010	$152,500	$18,230	$-		$37,186	(3)	$207,916

David Lavigne,
Co-Chairman and Chief Financial Officer (4)	2011	$210,000	$1,015	$-		$-		$211,015
	2010	$152,500	$18,230	$-		$37,186	(3)	$207,916

Kent Kiefer,
Former Chief Executive Officer of AMHC and AMI (5)	2011	$-	$-	$-		$-		$-
	2010	$64,103	$8,750	$152,860	(7)	$14,986	(6)	$240,699

Mark Labertew,
Fomer Chief Executive Officer and Chief	2011	$-	$-	$-		$-		$-
Financial Officer (8)	2010	$52,346	$-	$54,115	(9)	$33,000	(10)	$139,461

Delray Wannermacher,
Former President (11)	2011	$-	$-	$-		$-		$-
	2010	$100,397	$3,000	$-		$34,186	(3)	$137,583

(1)
Amounts represent the calculated fair value of stock options granted to the named executive officers based on provisions of ASC 718-10, Stock Compensation.  See Note 11 to the consolidated financial statement for discussion regarding assumptions used to calculate fair value under the Clack-Scholes-Merton valuation model.

(2)
Mr. Roth served as the Chief Executive Officer of AMI from its inception until October 1, 2009 when Mr. Kiefer was appointed to that position.  As a result of certain management changes Mr. Roth served as the Company’s Chief Executive Officer from Jun 1, 2010, through August 2, 2010; and again starting December 3, 2010 through the present.

(3)
Comprised of (i) Commissions paid during 2010 in the amount of $28,186.  Commissions comprised of up to 20% of the revenue attributable to certain sales initiated by certain Company executive officers and then divided equally among those same persons; (ii) Monthly health insurance allowance of $9,000 during 2010 (as is) provided to all Company employees).

(4)
Mr. Lavigne is a founding member of AMI and currently serves as the Company’s Co-Chairman.  Mr. Lavigne served as the Company’s Chief Financial Officer from June 1, 2010, through August 2, 2010; and again starting December 3, 2010, through the present.

(5)	Mr. Kiefer served as the Chief Executive Officer of AMI from October 1, 2009, through June 1, 2010, and served as the Company’s Chief Executive Officer and Chief Financial Officer until June 1, 2010.

(6)
Comprised of (i) Commissions paid to Mr. Kiefer during 2010 in the amount of $9,736.  Mr. Kiefer was entitled to receive a commission up to $250 for each issuer profile AMI sold and delivered; (ii) $5,250 during fiscal 2010 relates to a monthly health insurance allowance provided to Mr. Kiefer.

(7)
Upon his appointment as AMI’s Chief Executive officer on October 1, 2009, Mr. Kiefer was granted an option.  After giving effect to the exchange ratio for the AAEX Merger, the option was exercisable to acquire approximately 1,041,000 shares of Company common stock.  Upon his resignation as a Company executive office on Jun 1, 2010, the Company agreed to deem 650,000 of the shares underlying the option vested and exercisable through August 1, 2013.  The option is exercisable at $0.29 per share.

(8)	Mr. Labertew served as the Company’s Chief Executive Officer and Chief Financial Officer from August 2, 2010, through December 3, 2010.

(9)
Upon his appointment as the Company’s Chief Executive Officer and Chief Financial Officer Mr. Labertew was granted an option to acquire 1,000,000 shares of Company common stock at $0.65 per share.  Upon his resignation on December 3, 2010, the Company agreed to for 250,000 shares underlying the option were deemed vested and exercisable through December 3, 2011.

(10)
Upon his resignation on December 3, 2010, Mr. Labertew agreed to provide certain consulting services on behalf of the Company in consideration for an up-front fee of $30,000.  The remaining $3,000 relates to the monthly health insurance allowance provided to Mr. Labertew during fiscal 2010.

(11)	Mr. Wannemacher served as the Company’s President and was on the Company’s board of Directors until his resignation on October 5, 2010.

The Board of Directors acting in lieu of a compensation committee, is charged with reviewing and approving the terms and structure of the compensation of the Company’s executive officers.  To date, the Company has not retained an independent compensation to assist the Company review and analyze the structure and terms of the Company’s executive officers.  Moreover, throughout much of the Company’s fiscal year, the same persons serving on the Board also served as Company executive officers.

The Company considers various factors when evaluating and determining the compensation terms and structure of its executive officers, including the following:

1.	The executive’s leadership and operational performance and potential to enhance long-term value to the Company’s shareholders;

2.	The Company’s financial resources, results of operations, and financial projections;

3.	Performance compared to the financial, operational and strategic goals established for the Company;

4.	The nature, scope and level of the executive’s responsibilities;

5.	Competitive market compensation paid by other companies for similar positions, experience and performance levels; and

6.	The executive’s current salary, the appropriate balance between incentives for long-term and short-term performance.

Company management is responsible for reviewing the base salary, annual bonus and long-term compensation levels for other Company employees, and the Company expects this practice to continue going forward.  The entire Board of Directors remains responsible for significant changes to, or adoption, of new employee benefit plans.  The Company believes that as relatively new company its compensation structure is fair to its executive officers as it is intended to balance the Company’s need to minimize its overhead costs yet reward its executives for individual performance and company performance.

To date the Company has not entered into any employment agreements with any of the persons who serve (or served) as the Company’s executive officers.  Currently there are no contractual commitments in place that provide for severance payments to our executive officers or similar benefits upon a change of control transaction.

The Company believes that the compensation environment for qualified professionals in the industry in which we operate is competitive.  In order to compete in this environment, the compensation of our executive officers is primarily comprised of the following components:

•         Base salary;

•         Stock option awards and/or equity based compensation;

•         Discretionary cash bonuses;

•         Commissions for sales of Company products and services; and

•         Other employment benefits.

Base Salary.  Base salary, paid in cash, is the first element of compensation to our officers.  In determining base salaries for our key executive officers, the Company aims to set base salaries at a level we believe enables us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals.  The Board of Directors believes that base salary should be relatively stable over time, providing the executive a dependable, minimum level of compensation, which is approximately equivalent to compensation that may be paid by competitors for persons of similar abilities.  The Board of Directors believes that base salaries for our executive officers are appropriate for persons serving as executive officers of public companies similar in size and complexity similar to the Company.

During the Company’s 2011 and 2010 fiscal years it paid its executive officers the following base salaries:

•         J.W. Roth was paid a base salary of $210,000 in 2011 and $180,000 beginning on January 1, 2010, which was raised to $210,000 on October 1, 2010.

•         David Lavigne was paid a base salary of $210,000 in 2011 and $180,000 beginning on January 1, 2010, which was raised to $210,000 on October 1, 2010.

•         Kent Kiefer was paid an annual base salary of $100,000 through the date of his resignation.

•         Mark Labertew was paid an annual base salary of $180,000, which was decreased on October 1, 2010 to $150,000 through the date of his resignation.

•         Delray Wannemacher was paid an annual base salary of $180,000 in 2010 through the date of his resignation.

Stock Option Plan Benefits.  Each of the Company’s executive officers is eligible to be granted awards under the Company’s equity compensation plans.  The Company believes that equity based compensation helps align management and executives’ interests with the interests of our shareholders.  Our equity incentives are also intended to reward the attainment of long-term corporate objectives by our executives.  We also believe that grants of equity-based compensation are necessary to enable us to be competitive from a total remuneration standpoint.  At the present time, we have one equity incentive plan for our management and employees, the 2009 Stock Option Plan.

We have no set formula for granting awards to our executives or employees.  In determining whether to grant awards and the amount of any awards, we take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package.  The Company has granted certain of its executive officers (and other key employees) stock options.

Discretionary Annual Bonus.  Discretionary cash bonuses are another prong of our compensation plan.  The Board of Directors believes that it is appropriate that executive officers and other employees have the potential to receive a portion of their annual cash compensation as a cash bonus to encourage performance to achieve key corporate objectives and to be competitive from a total remuneration standpoint.

We have no set bonus formula for determining or awarding discretionary cash bonuses to our other executives or employees.  In determining whether to award bonuses and the amount of any bonuses, we have taken and expect to continue to take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package, as well as the Company’s overall performance including cash flow and other operational factors.

During fiscal 2011, we paid discretionary cash bonuses to certain of the Company’s executive officers (being Messrs. Roth and Lavigne).  In general the bonuses paid to these executive officers were determined by the Board after considering the following factors: sales generated by each executive and improvements in Company operations oversaw by that executive.

Cash Commissions.  The Company has placed a significant amount of emphasis on its executive officers’ ability to help grow the Company’s business through organic growth.  As such the Company has adopted certain commission formulas for paying its executive officers commissions on sales of memberships and other services provided by the Company.  Generally, these commissions were for the sale of memberships and issue contracts.

Other Compensation/Benefits.  Another element of the overall compensation is through providing our executive officers are various employment benefits, such as the payment of a monthly allowance for health care insurance.

Stock Option, Stock Awards and Equity Incentive Plans

In accordance with the Company’s 2009 Stock Option Plan, the Company has granted certain of its executive officers stock options during the Company’s 2011 and 2010 fiscal years.

The following table sets forth the outstanding equity awards for each named executive officer at December 31, 2011.  There were no equity awards granted to executive officers during 2011.

Number of Securities
Underlying Unexercised
	Options (#)		Option	Option
			Exercise	Expiration
Name and Principal Position	Exercisable	Un-exercisable	Price ($)	Date

Kent Kiefer, Former CEO and CFO (1)	650,000	-	0.29	08/01/2013

(1)
Upon being appointed as an executive officer Mr. Kiefer was granted a stock option.  Upon his resignation on June 1, 2010, in consideration for certain services and releases, the Company agreed to deem 650,000 of the shares underlying the option vested and exercisable through August 1, 2013.  The option is exercisable at $0.29 per share.

Compensation of Directors

To date, the Company has not provided any of the persons serving as on its directors any separate or additional consideration for serving on the Board.  Therefore, each of the persons who served on the Company’s Board of Directors during fiscal 2011 also served as executive officers, all compensation they received was provided in their capacity as executive officers.

INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees
Our independent registered public accounting firm, GHP Horwath, P.C., (“GHP Horwath”) billed us aggregate fees in the amount of approximately $51,000 for the fiscal year ended December 31, 2011, and approximately $50,000 for the fiscal year ended December 31, 2010.  These amounts were billed for professional services that GHP Horwath provided for the audit of our annual financial statements, reviews of the interim consolidated financial statements included in our reports on Forms 10-Q and other services typically provided by an auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

GHP Horwath billed us aggregate fees in the amount of $0 in 2011 and $9,500 for the fiscal year ended December 31, 2010, for audit services performed relating to the acquisition of WWPP.

Tax Fees

GHP Horwath did not bill us for any tax fees for the fiscal years ended December 31, 2011 and 2010.

All Other Fees

GHP Horwath did not bill us for any other fees for the fiscal years ended December 31, 2011 and 2010.

Audit Committee’s Pre-Approval Practice

Inasmuch as the Company does not have an audit committee, the Company’s board of directors performs the functions of its audit committee.  Section 10A(i) of the 1934 Act prohibits our auditors from performing audit services for us as well as any services not considered to be “audit services” unless such services are pre-approved by the board of directors (in lieu of the audit committee) or unless the services meet certain de minimis standards.

The board of directors has adopted resolutions that provide that the board must:

Pre-approve all audit services that the auditor may provide to us or any subsidiary (including, without limitation, providing comfort letters in connection with securities underwritings or statutory audits) as required by §10A(i)(1)(A) of the 1934 Act.

Pre-approve all non-audit services (other than certain de minimis services described in §10A(i)(1)(B) of the 1934 Act that the auditors propose to provide to us or any of our subsidiaries.

The Board of Directors considers at each of its meetings whether to approve any audit services or non-audit services.  In some cases, management may present the request; in other cases, the auditors may present the request.  The Board of Directors approved GHP Horwath performing our audit for the 2011 and 2012 fiscal year.

PROPOSAL ONE
ELECTION OF DIRECTORS

The Board of Directors is nominating two persons to be elected to the Company’s Board of Directors:  J.W. Roth and David Lavigne.  If elected each director will serve for a one year term and until his or her successor is elected and qualified.

The Company has signed a letter of intent dated April 10, 2012 (the “LOI”) with Hangover Joe’s, Inc., a Colorado corporation (“HOJ”) pursuant to which the Company will acquire HOJ and issue shares of Company common stock  such that 69% of the Company’s voting power will be held by the current shareholders of HOJ.  There can be no assurance that the Company will successfully negotiate a definitive agreement with HOJ.  If the Company closes the transaction with HOJ, then two additional persons will be added to the Board, being Michael Jaynes and Michael Malm, and Mr. Lavigne will resign his position.  Our Bylaws (Article IV, Section 2) permit the expansion of the number of Board members serving by resolution of the Board.  Any vacancy resulting from such expansion to three persons, or the vacancy that might be created by Mr. Lavigne’s resignation can be filled by existing Board members pursuant to Article IV, Section 2. You are not being asked to vote on the transaction with HOJ, nor are you being asked to vote on the election of Messrs. Jaynes and Malm.  However, their biographies and other information  set forth below are provided in accordance with Rule 14f-1 to the extent the Company enters into a definitive agreement with HOJ and the transaction closes.

Biographies

Michael Jaynes is the President/Chief Executive Officer and Director of HOJ.    Mr. Jaynes was a founder of the Hangover Joe’s Products, LLC (the “LLC”) and Hangover Joe’s Joint Venture (the “JV”), both of which were predecessors-in-interest to HOJ, and has been involved in developing the business plan through those entities.  Mr. Jaynes has over 21 years’ experience as a trial attorney, most recently in his own firm of Michael Jaynes, PC in Jackson, Tennessee. Prior to private practice, Mr. Jaynes was an employee of the Tennessee Supreme Court as an Assistant Public Defender. In 2008, Mr. Jaynes retired from the practice of law and has been involved in developing what is now Hangover Joe’s, Inc.  Mr. Jaynes graduated from Lambuth University (Jackson, Tennessee) in 1983 with a Bachelors of Science degree in Political Science.  He received his JD from Nashville School of Law in 1987.

Michael Malm is a Director of HOJ.  Since 2003 Mr. Malm has been an Executive VP of the Crystal Art Gallery, where he has successfully developed a staff of designers to create wall décor for major retailers.  In this position Mr. Malm also negotiated and acquired licenses for wall décor and negotiated and created new sales programs with major retailers.  From 1999 through 2003 Mr. Malm was an Executive VP of Crystal Art of Florida, taking over management of the company in a hostile takeover.  Prior to 1999, Mr. Malm was the President of O.S.P. Publishing, a consumers products company specializing in manufacturing and selling licensed products. Mr. Malm graduated from the University of Southern California in 1984 with a degree in Business.

Security Ownership of Directors and Management in Compliance with Rule 14f-1

Prior to the closing of a definitive agreement with HOJ, Michael Jaynes and Michael Malm own zero shares of the Company.  If the HOJ transaction closes, the following reflects their ownership of the Company on a post-closing approximate basis:

Name and Address of Director/Officer	Position	Common Stock - Amount and Nature of Beneficial Ownership		Percent of Common Stock	Series A Preferred Stock – Beneficial Ownership		Percent of Series A Preferred Stock	As Converted Basis Percent of Voting Stock
Michael Jaynes 2 North Cascade Ave, #1400 Colorado Springs, CO 80903	Director and President	31,600,000		26.8%	-		-	26.1%

Michael Malm 2 North Cascade Ave, #1400 Colorado Springs, CO 80903	Director	3,160,000		2.7%	-		-	2.6%

J.W. Roth 2 North Cascade Ave, Suite1400 Colorado Springs, CO 80903	Director	4,906,000	(1)	4.1%	83,334	(1)	21.6%	4.1%

The directors and executive officer nominees set forth herein as a group (three persons)		39,666,000		33.6%	83,334		21.6%	32.8%

(1)
Mr. Roth owns 2,303,000 shares of Company common stock, and his spouse owns 2,603,000 shares of Company common stock.  Both Mr. Roth and his wife each own 41,667 shares of Series A Preferred Stock.  Each share of Series A Preferred Stock is entitled to eight votes per share and is currently convertible into eight shares of the Company’s common stock.

Change of Control

Upon the closing of a definitive agreement with HOJ and in accordance with the April 10, 2012 LOI, 69% of the Company’s voting power will be held by the current shareholders of HOJ.  Upon the closing of the definitive agreement, two additional persons will be added to the Board, being Michael Jaynes and Michael Malm, and Mr. Lavigne will resign his position. However, there can be no assurance that the Company will successfully negotiate a definitive agreement with HOJ.

Legal Proceedings

During the past ten years none of the persons to be appointed as executive officers and/or directors of the Company have been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity.

Identification of Directors

The table below sets forth the names, titles, and ages of the “to be” appointed members of the Company’s Board of Directors upon closing of a definitive agreement with HOJ.  There are no family relationships among any of the directors and executive officers of the Company.  There was no agreement or understanding between Company and any director or executive officer pursuant to which he was selected as an officer or director.

Name	Position	Age	Year Appointed as Officer or Director
Michael Jaynes	Director and President of AMHC	53	2012*
Michael Malm	Director of AMHC	49	2012*
J.W. Roth	Director of AMHC	48	2010

*Will be appointed only upon the closing of a definitive agreement with HOJ.

Independence of the Board of Directors

Neither of Michael Jaynes or Michael Malm would be considered “independent” as that term defined by Section 803A of the NYSE Amex Company Guide inasmuch as each of the directors will have material relationships with the Company if the HOJ transaction closes.  The Board considers all relevant facts and circumstances in its determination of independence of all members of the Board.

Nominees for Election of Directors

The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the two nominees for director named below.  If, at the time of the meeting, either of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion.  If elected, Messrs. Roth and Lavigne will each hold office for a term of one year, and until their successors are duly elected or appointed or until their earlier death, resignation or removal.

Vote Required and Recommendation

To be elected each director must receive a plurality of the votes cast at the Meeting.  The Board of Directors recommends a vote “FOR” the election of Messrs. Roth and Lavigne.  Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board of Directors’ slate of nominees.  Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director.  Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election.  At this time, the Board knows of no reason why any nominee might be unavailable to serve.

PROPOSAL TWO
AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO INCREASE THE COMPANY’S AUTHORIZED CAPITAL

The Company’s Board of Directors has approved an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized capital from 110,000,000 shares with 100,000,000 being designated as common stock and 10,000,000 being designated as preferred stock to 160,000,00 shares, consisting of 150,000,000 common shares and 10,000,000 shares of preferred stock.

Background and Discussion of Proposed Amendment

Of our Preferred Stock currently 425,000 shares are designated as our Series A Preferred Stock.  As of April 4, 2012 the following shares of our capital stock were outstanding or otherwise reserved for issuance:

Class of Security	Number of Common Stock Shares Either Outstanding or Into Which Such Security is Convertible
Common Stock	34,446,531
Series A Preferred Stock (1)	3,081,144
Warrants	1,979,495
Convertible Promissory Notes	1,735,333
Stock Option Plan (2)	1,432,575
Total	42,675,078

(1)	Currently there are 385,143 shares of our Series A Preferred Stock outstanding. Each share is currently convertible into eight shares of our common stock.

(2)	Includes 918,114 vested and 514,461 unvested options.

The Company does not believe that it has sufficient shares of common stock available to accomplish its business objectives over the next several years.  Consequently, the Board of Directors approved, and recommends that the shareholders approve, an amendment to our Articles of Incorporation increasing the Company’s authorized common stock to 150,000,000 shares.  The authorized preferred stock would remain at 10,000,000 shares.  We anticipate that this will give us:

•
Significant flexibility for future financing transactions by making a sufficient number of shares of authorized capital available for general corporate purposes, such as capital raising transactions (although no future financing transactions using shares of our common stock are contemplated at the present); and

•
Significant flexibility for future business acquisition activity, if any (although one potential business acquisition is currently identified, there is no assurance that that acquisition will be closed).

Subject to preferences that may be applicable to any preferred stock outstanding at the time, the holders of outstanding shares of common stock are entitled to receive dividends from assets legally available at such times and in such amounts as the Board of Directors may from time to time determine.  If this Proposal is not approved, the Company may not have sufficient Common Stock to achieve future financings or for mergers or acquisitions that it may wish to pursue.

As an example, the Company recently entered into the LOI with HOJ.  If the amendment to increase authorized capital is not approved, then the Company will not be able to proceed with the acquisition of HOJ as contemplated in the LOI.  The Company believes it is in the Company’s best interest to have additional flexibility to issue shares of its common stock should the Company identify a transaction whereby it believes it is appropriate to do so.

If the Company is able to enter into a definitive agreement with HOJ as contemplated in the LOI and the Board determines to proceed with the closing of that transaction, then the Company will issue additional shares of its common stock.  There can be no assurance the Company will successfully negotiate a definitive agreement with HOJ or that the transaction will close.  Other than the HOJ transaction, the Company does not have any plans at the present time to issue any additional shares of common stock or preferred stock.  However, it is likely that in the future the Company will utilize its capital stock for capital raising purposes or to effect strategic transactions.

Anti-Takeover Effects.  The issuance of additional shares of common stock or preferred stock by the Company may also potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management.  The increase in authorized shares of common stock has not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its common stock.  However, if the HOJ closing occurs, two shareholders will control a significant percentage of the AMHC voting percentage.  See Exhibit A for post-closing ownership percentage.

Dilutive Effects.  The authorization and subsequent issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of our capital stock.  The actual effect on the current holders of common stock and/or preferred stock cannot be ascertained until the shares are issued in the future.  However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

Additional Information, Discussion and Financial Information for Hangover Joe’s, Inc.

See Exhibit A – information about the business and operations of Hangover Joe’s, Inc.

See Exhibit B – Hangover Joe’s, Inc. Financial Statements as at and for the years ended December 31, 2011 and 2010

See Exhibit C – Hangover Joe’s, Inc. unaudited condensed Financial Statements as at and for the quarters ended March 31, 2012 and 2011

See Exhibit D – Proforma Financial Statements representing the consummation of the HOJ transaction and the Sale.

Vote Required and Recommendation of Board

Proposal Two requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting.  The Board of Directors recommends that shareholders vote “FOR” the proposed amendment to the Articles of Incorporation to increase our authorized capital.

PROPOSAL THREE
AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO CHANGE OUR NAME

If the transaction with HOJ closes, then the Board of Directors believes that the name of the Company should be aligned with its new business.  Therefore the Board of Directors has adopted a resolution to amend the Company’s Articles of Incorporation to “Hangover Joe’s Holding Corporation” or such other name selected by the Board to accurately reflect the business of the Company.  The resolution is subject to shareholder approval as well as closing of the transaction with HOJ.  If the transaction with HOJ is not closed and the Company identifies another strategic transaction that changes it’s business plan, the resolution authorizes the Board to change the Company’s name to a different name as selected by the Board, in its sole discretion, within twelve months of shareholder approval of this Proposal Three.  There can be no assurance that the Company will be able to successfully negotiate a definitive agreement with HOJ, or that the transaction will close.

If the shareholders approve the proposed amendment, and if the transaction with HOJ closes, in addition to changing the Company’s legal name under Colorado law, the Company will notify the Financial Industry Regulatory Authority (“FINRA”) of the name change and work with FINRA to obtain a new trading symbol for its common stock.

Vote Required and Recommendation of Board

Proposal Three requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting.  The Board of Directors recommends that shareholders vote “FOR” this proposal.

PROPOSAL FOUR
APPROVAL OF THE SALE OF THREE SUBSIDIARIES

If the transaction with HOJ closes, the LOI requires the sale of the Company’s three current subsidiaries (Accredited Members, Inc., AMHC Managed Services, Inc. and World Wide Premium Packers, Inc., which are collectively referred to as the “Subsidiaries”) to be sold (the “Sale”) to Accredited Members Acquisition Corp. (“Acquisition Corp.”).  Acquisition Corp. is an entity controlled by the Company’s two current directors, JW Roth and David Lavigne.   Shareholder approval is required for the Sale.

Acquisition Corp. will acquire all equity interests in the Subsidiaries, as well as assume all liabilities relating to the businesses of the Subsidiaries that have been incurred by the Subsidiaries or the Company directly.  Acquisition Corp. will also pay the Company $10,000 in cash at the closing.

The business of the Subsidiaries is described in the Company’s Form 10-K filed for the year ended December 31, 2012.  With the exception of the bank accounts and website of the Company, all other assets of AHMC, consisting of the Subsidiaries, and all liabilities related to the Subsidiaries shall be assumed by Acquisition Corp.  Prior to the Acquisition, the Subsidiaries represent a substantial amount of the Company’s assets.

The definitive agreement for the Sale will include customary representations and warranties by the Company, and indemnification of the Company by Acquisition Corp. with respect to losses or third party claims relating to claims against the Company for the business of the Subsidiaries.  Acquisition Corp. and Subsidiaries will be responsible to indemnify both the Company and HOJ with respect to any liabilities relating to the Subsidiaries whether such liabilities were incurred prior to or after the Sale.

Shareholders of the Company will be entitled to dissenters’ rights under Colorado law.  A notice of dissenters’ rights is attached hereto as Exhibit E.

No current business is being conducted by Acquisition Corp., which was founded solely to purchase the Subsidiaries.  There are no federal or state regulatory requirements that must be complied with in regard to the Sale.

The contact information for Acquisition Corp. is 2 North Cascade Avenue, Suite1400, Colorado Springs, CO 80903, (719) 265-5821.

Vote Required and Recommendation of Board

Proposal Four is not required to be approved by the shareholders. However, since this is a related party transaction the Board of Directors is requesting that the transaction be approved by the affirmative vote of a majority of the votes entitled to be cast at the Meeting.  The Board of Directors does not make a recommendation with respect to this proposal.

PROPOSAL FIVE
APPROVAL OF OUR 2012 STOCK OPTION PLAN

On April 2, 2012, the Board of Directors of the Company adopted the 2012 Stock Option Plan (the “Plan”), to be effective only if the transaction with HOJ closes.  No options can be granted under the Plan unless and until the Plan becomes effective.  11,500,000 shares of Company common stock will be reserved for issuance under the Plan.  The market value of the Company’s common stock as of April 16, 2012 was $0.06.

       The Plan is being submitted to shareholders for approval at the Meeting. Shareholder approval of the Plan is sought to: (i) qualify it under Rule 16b-3 of the 1934 Act, and thereby render certain transactions under it exempt from certain provisions of Section 16 of the 1934 Act; (ii) to permit the issuance of Options which will qualify as Incentive Options pursuant to the Internal Revenue Code of 1986, as amended (the “Code”); and (iii) permit the Company to utilize the Plan.

The Board of Directors believes that the Plan is necessary and appropriate to permit the Company to offer officers, directors, advisors and employees equity based compensation.  As indicated in the preceding paragraph, if the shareholders do not approve the Plan, then recipients of options under the Plan will not have the benefit of qualification under Rule 16b-3 as well as the favorable tax treatment under the Code.

The Plan includes:  (i) options intended to qualify as “incentive stock options” (“Incentive Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) non-incentive stock options which are not intended to qualify as Incentive Options (“Non-Incentive Options”); and (iii) shares issuable as stock bonuses (“Stock Bonuses”).

The Plan is intended to provide incentives to officers, directors, employees and other persons, including consultants and advisers, who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in it. The Board of Directors believes that this also helps align the interests of the Company’s management and employees with the interests of shareholders. The terms of the Plan concerning the Incentive Options and Non-Incentive Options are substantially the same except that only employees of the Company are eligible to receive Incentive Options; employees and other persons are eligible to receive Non-Incentive Options. The number of shares reserved for issuance under the Plan is a maximum aggregate so that the number of Incentive Options and/or Non-Incentive Options that may be granted reduces the number of Stock Bonuses which may be granted, and vice versa.

Administration of the Plan

The Plan is administered by the Board of Directors, or a committee appointed by the Board of Directors (the “Committee”).  Currently, the Board of Directors is the Committee.  In addition to determining who will be granted Options or Bonuses the Committee has the authority and discretion to determine when Options and Stock Bonuses will be granted and the number of Options and Stock Bonuses to be granted. The Committee also may determine a vesting and/or forfeiture schedule for Stock Bonuses and/or Options granted, the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the agreements, certificates or other instruments evidencing grants made under the Plan. The Committee may determine the purchase price of the shares of Common Stock covered by each Option and determine the Fair Market Value per share. The Committee also may impose additional conditions or restrictions not inconsistent with the provisions of the Plan. The Committee may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan.

The Committee also has the power to interpret the Plan and the provisions in the instruments evidencing grants made under it, and is empowered to make all other determinations deemed necessary or advisable for the administration of it.

Eligibility

Participants in the Plan may be selected by the Committee from employees, officers and directors of, and consultants and advisors to, the Company and its subsidiary and affiliated companies, if any. The Committee may take into account the duties of persons selected, their present and potential contributions to the success of the Company and such other considerations as the Committee deems relevant to the purposes of the Plan.

The grant of Options or Stock Bonuses under the Plan does not confer any rights with respect to continuation of employment, and does not interfere with the right of the recipient or the Company to terminate the recipient’s employment, although a specific grant of Options or Stock Bonus may provide that termination of employment or cessation of service as an employee, officer, director, or consultant may result in forfeiture or cancellation of all or a portion of the Stock Bonus, the underlying restricted stock, or Options.

Adjustment

In the event a change, such as a stock split, is made in the Company’s capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested Stock Bonus (if applicable), and in the exercise price and in the number of shares subject to each outstanding Option. The Committee also may make provisions for adjusting the number of Stock Bonuses or underlying outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company’s outstanding Common Stock. Options and Stock Bonuses may provide that in the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the Option on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation; or in the alternative, the Committee may take no action and provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee.

Income Tax Consequences of the Plan

The Incentive Options issuable under the Plan are structured to qualify for favorable tax treatment to recipients provided by Section 422 of the Code.  Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option. In addition, provided that the stock underlying the Option is not sold within two years after the grant of the Option and is not sold within one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss.  An Optionee also may be subject to the alternative minimum tax upon exercise of his Options.  The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Options.  The exercise price of Incentive Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options were granted. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying the Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Internal Revenue Code for Incentive Options.  This amount currently is $100,000. No Incentive Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

Non-Incentive Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code.  An Optionee does not recognize any taxable income at the time he or she is granted a Non-Incentive Option.  However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price.  The ordinary income recognized by the Optionee will be treated as wages and will be subject to income tax withholding by the Company.  Upon an Optionee’s sale of shares acquired pursuant to the exercise of a Non-Incentive Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee’s exercise of a Non-Incentive Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the Company effects withholding with the respect to the deemed compensation.

With respect to Stock Bonuses, generally, a grantee will recognize as ordinary income the fair market value of the bonus as of the date of receipt.  If the grantee is an employee, then the grant is compensation and will be subject to income tax withholding by us (if an employee) or self-employment tax (if a non-employee).

Other Provisions

The exercise price of any option granted under the Plan must be no less than 100% of the “fair market value” of our Common Stock on the date of grant. Any incentive stock option granted under the Plan to a person owning more than 10% of the total combined voting power of the Common Stock shall be at a price of no less than 110% of the fair market value per share on the date of grant.

The exercise price of an option may be paid in cash, in shares of our Common Stock or other property having a fair market value equal to the exercise price of the option, or in a combination of cash, shares and property. The Committee shall determine whether or not property other than cash or Common Stock may be used to purchase the shares underlying an option and shall determine the value of the property received.

Anti-Takeover Effects.  The issuance of additional shares of Common Stock upon the exercise of the options may also potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger or removal of management. The Plan has not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

        Dilutive Effects.  The authorization and subsequent issuance of shares of Common Stock upon the exercise of the Options and Stock Bonuses granted under the Plan may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock.  The actual effect on the holders of common stock cannot be ascertained until the shares of common stock are issued in the future.  However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

Vote Required and Recommendation of Board

Proposal Five requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting.  The Board of Directors recommends that shareholders vote “FOR” this proposal.  The Plan will only become effective if the transaction with HOJ is closed.

PROPOSAL SIX
RATIFICATION AND APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 2, 2012, our Board of Directors unanimously appointed GHP Horwath, P.C. (“GHP”) as our independent registered public accounting firm for the fiscal year ending December 31, 2012.  Further, the Board of Directors directed that we submit the selection of GHP for ratification and approval by our shareholders at the Meeting.  Although the Company is not required to submit the selection of independent registered public accountants for shareholder approval, if the shareholders do not ratify this selection, the Board of Directors may reconsider its selection of GHP. The Board considers GHP to be well qualified to serve as the independent auditors for the Company, however, even if the selection is ratified, the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the current or subsequent fiscal year if the Audit Committee and Board of Directors determines that the change would be in the Company’s best interests.  Representatives from GHP wil be present at the Meeting.

Vote Required and Recommendation

Proposal Six requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting.  The Board of Directors recommends a vote “FOR” Proposal Six.

ANNUAL REPORT TO SHAREHOLDERS

Included with this Proxy Statement is the Company’s 2011 Annual Report on Form 10-K for the year ended December 31, 2011 and the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2012.

OTHER MATTERS

Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein.  However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one proxy statement and the other proxy materials are being delivered to shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders.  Upon the written or oral request of a shareholder, we will deliver promptly a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy was delivered.  Shareholders desiring to receive a separate copy in the future may contact us through our Corporate Secretary, 2 North Cascade Avenue, Suite 1400, Colorado Springs, CO 80903.

Shareholders who share an address but are receiving multiple copies of the proxy statement and/or annual report may contact us through our Corporate Secretary, 2 North Cascade Avenue, Suite 1400, Colorado Springs, CO 80903, or by telephone:  (719) 265-5821 to request that a single copy be delivered.

SHAREHOLDER PROPOSALS

Accredited Members Holding Corporation expects to hold its next annual meeting of shareholders in May 2013.  Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to Accredited Members Holding Corporation, 2 North Cascade Avenue, Suite 1400, Colorado Springs, CO 80903, and we must receive the proposals by December 15, 2012.  Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law.  It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested.  After December 15, 2012, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

BY ORDER OF THE BOARD OF DIRECTORS:

ACCREDITED MEMBERS HOLDING CORPORATION
David Lavigne & J.W. Roth,
Co-Chairmen

PROXY

ACCREDITED MEMBERS HOLDING CORPORATION
2 North Cascade Avenue, Suite 1400
Colorado Springs, CO 80903
(719) 265-5821

ANNUAL MEETING OF SHAREHOLDERS – JULY 24, 2012

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of Accredited Members Holding Corporation, hereby constitutes and appoints J.W. Roth and David Lavigne, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of Common Stock and/or Preferred Stock standing in the name of the undersigned at the Annual Meeting of Shareholders to be held at the Antlers Hilton, Carson Room, Four South Cascade, Colorado Springs, Colorado 80903 on Tuesday, July 24, 2012 at 10:00 a.m. local time, and at any adjournment or adjournments thereof, upon the following:

Proposal One:  To elect the following two persons as directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified:

J.W. Roth	For / /	Withhold Authority to vote / /
David Lavigne	For / /	Withhold Authority to vote / /

Proposal Two:  Approval of an amendment to our Articles of Incorporation increasing the number of shares of authorized common stock to 150,000,000 shares.

For /  /                      Against /  /                                Abstain /  /

Proposal Three:  Approval of an amendment to our Articles of Incorporation to change the name of the Company.

For /  /                      Against /  /                                Abstain /  /

Proposal Four:  Approval of the sale of all three subsidiaries (Accredited Members, Inc., AMHC Managed Services, Inc. and World Wide Premium Packers, Inc.) to Accredited Members Acquisition Corp.

For /  /                      Against /  /                                Abstain /  /

Proposal Five:  Approval of our 2012 Stock Option Plan.

For /  /                      Against /  /                                Abstain /  /

Proposal Six:  Approval and ratification of the appointment of GHP Horwath, P.C. as our independent registered public accounting firm.

For /  /                      Against /  /                                Abstain /  /

In their discretion, the Proxy is authorized to vote upon such other business as lawfully may come before the Meeting.  The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE OTHER PROPOSALS LISTED ABOVE.  UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

Please mark, date and sign exactly as your name appears hereon, including designation as executor, Trustee, etc., if applicable, and return the Proxy in the enclosed postage-paid envelope as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person.  A corporation must sign in its name by the President or other authorized officer.  All co-owners and each joint owner must sign.

Date:  _______________________

_____________________________________
Signature(s)

Address if different from that on envelope:

_____________________________________
Street Address

_____________________________________
City, State and Zip Code

Please check if you intend to be present at the meeting:  ______

EXHIBIT A
Information and Discussion about Hangover Joe’s, Inc.

Table of Contents

Business of Hangover Joe’s, Inc.	2
Management’s Discussion and Analysis of Financial Conditions and Results of Operations	3
Risks Associated with Hangover Joe’s, Inc.	4

1.  Business of Hangover Joe’s, Inc.

HOJ is a Colorado corporation formed on March 5, 2012.  HOJ was formed for the purpose of acquiring all of the assets of both Hangover Joe’s Products LLC (the “LLC”) and Hangover Joe’s Joint Venture (the “JV”).  The LLC had conducted operations through the JV, with the owner of the LLC being the same owners and control persons of the JV. The assets consist of intellectual property relating to Hangover Joe’s Recovery Shot, including but not limited to a license agreement dated July 19, 2011 between the LLC and Warner Bros. Consumer Products, Inc.  The license agreement permits HOJ to use the character names, costumes, artwork logos, and other elements depicted in the 2009 movie “The Hangover” during the term of the license agreement which expires January 31, 2013.  HOJ has registered the trademark “Hangover Joe’s Get Up & Go” with the United States Patent and Trademark Office.  HOJ is actively seeking to expand the distribution of its product, the Hangover Joe’s Recover Shot, and has recently entered into a distribution agreement to expand its reach to Australia and New Zealand.

       On March 1, 2012, HOJ executed a twenty-four month Management Agreement for management services.  Under that agreement, HOJ pays monthly fees to AMHC Managed Services, Inc. (“AMHC Services”) in exchange for full access and use of AMHC Services’ management expertise, financial and accounting expertise, support staff and location.  AMHC Services also provides expertise for the position of HOJ’s Chief Financial Officer and necessary support for compliance under the securities laws with respect to any private or public reports or registration statements HOJ may file.  Additionally, the Management Agreement required that HOJ grant AMHC Services a warrant to purchase 1,000,000 shares of HOJ common stock at $0.01 per share, exercisable for a three year term.  This warrant will be cancelled if the transaction between HOJ and the Company closes.  Following the close of the transaction the Company will own 100% of the outstanding capital of HOJ.  Any outstanding options and warrants (except for the warrant to AMHC Services) will be replaced with a warrant or option issued by the Company.

The following is a chart representing the change in ownership upon completion of the HOJ transaction, although there is no assurance that such transaction will close, in the ownership of the officer, directors and beneficial owners of five percent of HOJ’s common stock:

Name, Position, Beneficial Owners	% of Common Shares of Accredited Members Holding Corporation pre close of the HOJ transaction	% of Common Shares of Accredited Members Holding Corporation post close of the HOJ transaction
Michael Jaynes, Officer and Director	0	26.8%
Michael Malm, Director	0	2.7%
J.W. Roth, Director	14.2%	4.1%
Officers and Directors as a group	14.2%	33.6%

Shawn Adamson, 5% Owner	0	26.8%
Officers, Directors and Beneficial Owners as a group	14.2%	60.4%

2.  Management’s Discussion and Analysis of Financial Conditions and Results of Operations.

Cautionary Statement about Forward-Looking Statements

This Exhibit A contains forward-looking statements regarding future events and HOJ’s future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). These statements are based on current expectations, estimates, forecasts, and projections about the industry in which HOJ operates and the beliefs and assumptions of the HOJ’s management. Words such as “hopes,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” variations of such words, and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of HOJ’s future financial performance, HOJ’s anticipated growth and potentials in its business, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict, including those identified under “Risk Associated with Hangover Joe’s, Inc.” below.  Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.

HOJ’s is under no duty to update any of these forward-looking statements after the date of this proxy statement. You should not place undue reliance on these forward-looking statements.

Overview

For a brief description of the business of HOJ, refer to Section 1 of this Exhibit A.

Results of Operations – Years ended December 31, 2011 and December 31, 2010

Revenues

During the year ended December 31, 2011, HOJ generated $279,961 in net revenue compared to $0 in the prior year.  HOJ generated the revenue increase by initiating sales of its hangover recovery products.

Cost of Goods Sold

For the year ended December 31, 2011, HOJ’s cost of goods sold was $254,550 compared to $0 in the prior year.  The increase reflects the initiation of sales of HOJ’s hangover recovery products.  Freight and shipping constituted $29,580, or 11.6%, of the total cost of goods sold.

Operating Expenses

For the year ended December 31, 2011, HOJ’s total operating expenses were $276,500 compared to $32,460 in the prior year.  HOJ’s total operating expenses are categorized as either general and administrative or selling and marketing.  In 2011, general and administrative expenses increased to $207,935 from $32,460 the prior year, and selling and marketing expenses increased to $68,565 from $0 the prior year.

Salary increases constituted the most significant increase between 2010 and 2011, growing from $30,000 to $150,000.

Other Income (Expenses)

HOJ recognized other expenses in 2011 of $5,583 from $0 the prior year.

Liquidity and Capital Resources

Current Assets

On December 31, 2011, HOJ had total current assets of $128,631 compared to $64 on December 31, 2010.  The increase is attributable to HOJ beginning operations during fiscal year 2011.  Cash and cash equivalents, which constituted 41% of total current assets at the end of 2011, increased to $53,048 at the end of 2011 from $64 at the end of 2010.  That increase resulted from the addition of cash from Hangover Joe’s Joint Venture.  Along with the increase in cash and cash equivalents, accounts receivable, prepaid expenses, and deposits also grew between 2010 and 2011.  All three had balances of $0 at the end of 2010, and by the end of 2011, HOJ had $19,105 in accounts receivable, $2,233 in prepaid expenses, and $7,500 in deposits.

Fixed Assets

On December 31, 2011, HOJ’s net fixed assets, consisting solely of the value of its website less accumulated depreciation, decreased to $1,750 from $2,450 at the end of 2010.  The website’s depreciation expense in 2011 was $700 compared to $1,050 in 2010.

Current Liabilities

Current liabilities increased to $278,943 at the end of 2011 from $33,335 at the end of 2010.  The increase reflects HOJ’s initiation of operations.  Of total current liabilities, accounts payable constitutes 33%, or $92,010,  accrued expenses constitutes the remaining 17%, or $46,843.  Inventory financing payable constitutes 9% or $23,712 and related party payables constitutes the remaining 4% or $116,379.

3. Risks Associated with Hangover Joe’s, Inc.

HOJ has a limited operating history and limited revenues from operations.  HOJ was formed in March 2012 and has engaged in active business operations in a limited capacity through its predecessor entities consisting of the LLC and the JV.  Therefore, HOJ is subject to many risks common to enterprises with limited operating history, including potential under-capitalization, limitations with respect to personnel, financial and other resources, and limited customers and revenue sources.  HOJ’s ability to successfully generate sufficient revenues from operations is dependent on a number of factors, including availability of funds to fund its current and anticipated operations, and to commercialize its business concept.  There can be no assurance that HOJ will not encounter setbacks with the on-going development and implementation of its business plan, or that funding will be sufficient to allow it to fully implement its business plan.  In addition, HOJ’s assumptions and projections may not prove to be accurate, and unexpected capital needs may arise.  If such needs arise, HOJ’s inability to raise additional funds, either through equity or debt financing, will materially impair its ability to implement its business plan and generate revenues.  Further, as a result of the recent volatility of the global markets, a general tightening of lending standards, and a general decrease in equity financing and similar type transactions, it could be difficult for HOJ to obtain funding to allow it to continue developing its business operations.

The independent auditors’ report on HOJ’s financial statements reflect a “going concern” explanatory paragraph.   As a result of losses from operations and limited capital resources, HOJ’s independent registered public accounting firm’s report on its financial statements as of, and for the year ended, December 31, 2011, includes an explanatory paragraph discussing that these conditions raise substantial doubt about HOJ’s ability to continue as a going concern.  Our ability to continue to pursue our plan of operations as described herein is dependent upon our ability to increase our revenues and/or raise the capital necessary to meet our financial requirements on a continuing basis.

HOJ’s success will depend, in large part, on its ability to hire qualified and experienced executive officers, managers, and other personnel.  Although HOJ’s officers and directors have significant experience with early stage companies, its current officers and directors do not have experience in manufacturing and distributing products.  Its success will depend largely on its ability to hire the necessary executive level and managerial level personnel to oversee its business operations.  There can be no assurance that HOJ will be able to successfully identify, attract, hire, train, and/or retain such executive level personnel or the necessary administrative, marketing and customer service personnel.  Competition for such personnel can be intense and there is no certainty that HOJ will be able to successfully attract, integrate or retain sufficiently qualified personnel.  The failure to attract and retain the necessary personnel could have a materially adverse effect on HOJ’s business, operations and financial condition.

HOJ likely will need additional capital in the future, which may not be available on acceptable terms.  The development of HOJ’s business model will likely require significant additional capital in the future to, among other things, fund its operations and growth strategy.  HOJ may rely on bank financing and also may seek access to the debt and/or equity capital markets.  There can be no assurance, however, that these sources of financing will be available on reasonable terms, or at all.  If HOJ is unable to raise additional capital, its growth could be significantly impeded and/or it may be unable to execute its business model.

As a new business venture, HOJ’s start up and operational costs may be greater than projected.  The costs of new business start-ups in HOJ’s industry are often underestimated and may increase because of factors beyond HOJ’s control.  Such factors may include legal costs, labor disputes, governmental regulations, equipment breakdowns, costs of raw materials, disputes with its manufacturers or distributors, governmental regulatory interference and other disruptions.  While HOJ intends to manage these costs diligently, the risk of running over budget is always significant and may have a substantial adverse impact on HOJ’s profitability.  In such event, additional sales of HOJ stock or additional financing may be required to continue HOJ’s business, and there can be no guaranty that HOJ could successfully conclude such additional sales or obtain such additional financing at all or on terms acceptable to HOJ, which could have a materially adverse effect on HOJ and its operations and result in the loss of some or all of the investor’s investment in HOJ.

Because HOJ depends on outside suppliers with whom HOJ does not have long-term agreements for raw materials, HOJ may be unable to obtain adequate supplies of raw materials for its products at favorable prices or at all, which could result in product shortages and back orders for its products, with a resulting loss of net sales and profitability.    HOJ purchases all of its raw materials for the manufacture of its products from third-party suppliers.  It also relies on third-party co-packers for certain of its products.  A number of HOJ’s products contain one or more ingredients that may only be available from a single source or supplier.  Any of those suppliers could discontinue selling to HOJ at any time.  Those suppliers or government regulators may interpret new regulations (including GMP regulations) in such a way as to cause a disruption in HOJ’s supply chain as these parties undertake increased scrutiny of raw materials and components of raw materials and products, causing certain suppliers or HOJ to discontinue, change or suspend the sale of certain ingredients or components. Although HOJ believes that it could establish alternate sources for most of these materials, any delay in locating and establishing relationships with other sources could result in product shortages and back orders for the products, with a resulting loss of net sales and profitability. HOJ is also subject to delays associated with raw materials. These can be caused by conditions not within its control.  HOJ acquires some ingredients from suppliers outside of the United States.  Purchasing these ingredients is subject to the risks generally associated with importing raw materials from other countries, including, among other factors, delays in shipments, changes in economic and political conditions, quality assurance, tariffs, trade disputes and foreign currency fluctuations.  These factors could result in a delay in or disruption of the supply of certain raw materials.  Any significant delay in or disruption of the supply of raw materials could have a material adverse effect on HOJ’s business.

The sale of ingested products involves product liability and other risks.   Like other distributors of products that are ingested, HOJ faces an inherent risk of exposure to product liability claims if the use of its products results in illness or injury.  The products that HOJ sells in the U.S. are subject to laws and regulations, including those administered by the USDA and FDA that establish manufacturing practices and quality standards for food products.  Product liability claims could have a material adverse effect on HOJ’s business as existing insurance coverage may not be adequate.  Distributors of vitamins, nutritional supplements and minerals, have been named as defendants in product liability lawsuits from time to time.  The successful assertion or settlement of an uninsured claim, a significant number of insured claims or a claim exceeding the limits of HOJ’s insurance coverage would harm HOJ by adding costs to its business and by diverting the attention of senior management from the operation of its business.  HOJ may also be subject to claims that its products contain contaminants, are improperly labeled, include inadequate instructions as to use or inadequate warnings covering interactions with other substances.  Product liability litigation, even if not meritorious, is very expensive and could also entail adverse publicity for HOJ and reduce its revenue.  In addition, the products HOJ distributes, or certain components of those products, may be subject to product recalls or other deficiencies.  Any negative publicity associated with these actions would adversely affect HOJ’s brand and may result in decreased product sales and, as a result, lower revenues and profits.

Significant additional labeling or warning requirements may inhibit sales of affected products.  Various jurisdictions may seek to adopt significant additional product labeling or warning requirements relating to the content or perceived adverse health consequences of HOJ’s product.  If these types of requirements become applicable to HOJ’s product under current or future environmental or health laws or regulations, they may inhibit sales of such products.

HOJ is dependent on certain third party agreements for a percentage of revenue.  HOJ has contractual agreements with certain third party distributors.  Under the agreements, these third parties control when and how often HOJ’s products are offered and HOJ is not guaranteed any minimum level of sales or transactions.  Additionally, some agreements contain exclusive rights in specified locations to promote HOJ’s products during the contract term and for specified years thereafter.  If any third party elects not to renew their agreement or reduces the promotion of HOJ’s products, HOJ’s operating profits will suffer.  Additionally, in certain instances, HOJ could be prohibited from selling its products through competitors of these third parties for a specified time after the termination of the agreements.

HOJ’s business is subject to online security risks, including security breaches and identity theft.  To succeed, online commerce and communications must provide a secure transmission of confidential information over public networks.  Currently, a significant number of HOJ’s customers authorize HOJ to bill their credit cards directly for all fees it charges.  HOJ relies on third party software products to secure its credit card transactions.  Although HOJ has developed systems and processes that are designed to protect consumer information and prevent fraudulent payment transactions and other security breaches, failure to prevent or mitigate such fraud or breaches may adversely affect HOJ’s operating results.

HOJ relies on efficient and reliable internet.  HOJ’s business also depends on a number of third parties for Internet access, and HOJ has limited control over these third parties.  Should HOJ lose its network connections, its ability to fulfill orders through its website would be delayed.  Further, if HOJ’s website becomes unavailable for a noticeable period of time due to Internet or communication failures, its business could be adversely affected, including harm to its brand and loss of sales.

As a new business enterprise, HOJ likely will experience fluctuations in its operating results. HOJ's operating results may fluctuate significantly as a result of a variety of factors, many of which are outside its control.  As a result of HOJ's lack of operating history it is difficult for HOJ to forecast its revenues or earnings accurately.  HOJ may be unable to adjust spending in a timely manner to compensate for any unexpected revenue shortfall.  Accordingly, any significant shortfall in revenues relative to HOJ’s planned expenditures would have an immediate, adverse effect on its business, results of operations and financial condition.

If HOJ fails to manage its growth effectively, its business could be harmed. Failure to manage HOJ’s growth effectively could harm its business.  HOJ’s business model anticipates that it will expand its sales and distribution network.  To manage its growth effectively, HOJ will have to develop and enhance its systems, procedures and controls and locate, hire, train and retain management and operating personnel.  HOJ cannot offer any assurance that it will be able to respond on a timely basis to all of the changing demands that its planned expansion will impose on its management and infrastructure.  If HOJ is unable to manage its growth effectively, its business and operating results could be materially adversely impacted.

HOJ is dependent on its key personnel, and the loss of any could adversely affect its business.  HOJ depends on the continued performance of its officers and directors, particularly Michael Jaynes, J.W. Roth and Michael Malm, who have contributed significantly to the expertise of the planning and development of HOJ’s business.  To date, HOJ has not entered into an employment agreement with any of its key personnel.  If HOJ loses the services of any key individuals and is unable to locate suitable replacements for such persons in a timely manner, its business could be materially adversely affected.  HOJ does not expect to obtain key man life insurance for any members of management in the foreseeable future.

Criticism of HOJ’s product and/or the market generally could adversely affect its operating results.  Criticism of HOJ’s product, including criticism by healthcare professionals and other criticism for a variety of reasons, could affect consumer opinions of its product and result in decreased demand, which in turn could have an adverse effect on its results of operations and business.

Changes in the business environment for HOJ’s product could impact its financial results.  The business environment for HOJ’s product is rapidly evolving as a result of, among other things, changes in consumer preferences, including changes based on health and nutrition considerations; shifting consumer tastes and needs; changes in consumer lifestyles; and competitive product and pricing pressures.  If HOJ is unable to successfully adapt to this rapidly changing environment, its business could be negatively affected.

If HOJ’s intellectual property rights under the license agreement decline in popularity, its financial condition may materially suffer.  HOJ’s license agreement with Warner Bros. Consumer Products, Inc., described above, allows the use of the character names, costumes, artwork logos and other elements depicted in the 2009 movie “The Hangover.”  Currently, this movie enjoys a great deal of popularity.  HOJ’s strategy has been to capitalize on the movie’s popularity as a marketing vehicle to sell HOJ’s products.  If this movie should suffer a decline in popularity, the return on HOJ’s marketing efforts will be significantly less than HOJ has anticipated.

If HOJ is unable to extent the license agreement upon expiration of the current term, its financial condition may materially suffer.  HOJ’s license agreement with Warner Bros. Consumer Products, Inc., described above, expires January 31, 2013.  The agreement may be extended upon agreement of the parties, but there is no assurance that the parties will be able to come to terms with an extension of the agreement.  If HOJ is required to rebuild its branding, it could negatively affect HOJ’s cash flow and business.

If HOJ is not able to effectively protect its intellectual property, its business may suffer a material, negative impact and may fail.  HOJ believes that its brand is important to its success and competitive position; however, HOJ currently has only secured one trademark.  If HOJ is unable to secure trademark protection for its intellectual property in the future or that protection is inadequate for future products, HOJ’s business may be materially adversely affected.  Further, HOJ cannot be sure that its activities do not and will not infringe on the intellectual property rights of others.  If HOJ is compelled to prosecute infringing parties, defend its intellectual property or defend itself from intellectual property claims made by others, it may face significant expenses and liability as well as the diversion of management’s attention from HOJ’s business, any of which could negatively impact HOJ’s business or financial condition.

EXHIBIT B

HANGOVER JOE’S, INC.

YEARS ENDED DECEMBER 31, 2011 AND 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Hangover Joe’s, Inc.

We have audited the accompanying combined balance sheets of Hangover Joe’s, Inc. (Note 1) as of December 31, 2011 and 2010, and the related combined statements of operations, changes in deficit, and cash flows for each of the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Hangover Joe’s, Inc. as of December 31, 2011 and 2010, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying combined financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company reported a net loss of approximately $256,700 in 2011, and has a working capital deficiency and accumulated deficit of approximately $150,300 and $318,500, respectively, as of December 31, 2011. The Company has a limited operating history and cannot provide any assurance it will be able to raise funds through a future issuance of debt or equity sufficient to carry out its business plan. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with regard to these matters are also described in Note 1. The combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ GHP Horwath, P.C.
Denver, Colorado
June 11, 2012

HANGOVER JOE'S, INC.
COMBINED BALANCE SHEETS

	December 31,	December 31,
	2011	2010
Assets
Current assets:
Cash	$53,048	$64
Accounts receivable	19,105	-
Inventory	46,745	-
Prepaid expenses	2,233	-
Deposits	7,500	-
Total current assets	128,631	64

Website development costs, net	1,750	2,450

Total assets	$130,381	$2,514

Liabilities
Current liabilities:
Accounts payable	$92,010	$-
Accrued expenses	46,842	-
Advances payable, related party	116,379	33,335
Inventory financing payable	23,712	-

Total liabilities (all current)	278,943	33,335

Commitments and contingencies

Deficit
Contributed capital	169,931	31,000
Accumulated deficit	(318,493)	(61,821)

Total deficit	(148,562)	(30,821)

Total liabilities and deficit	$130,381	$2,514

See notes to accompanying combined financial statements.

HANGOVER JOE'S, INC.
COMBINED STATEMENTS OF OPERATIONS

	Year ended
	December 31,
	2011	2010

Net sales	$279,961	$-
Cost of goods sold	254,550	-
Gross profit	25,411	-

Operating expenses:
General and administrative	207,935	32,460
Selling and marketing	68,565	-
Total operating expenses	276,500	32,460

Loss from operations	(251,089)	(32,460)

Other expense:
Interest expense	(5,583)	-

Net loss	$(256,672)	$(32,460)

See notes to accompanying combined financial statements.

HANGOVER JOE'S, INC.
COMBINED STATEMENTS OF CHANGES IN DEFICIT
YEARS ENDED DECEMBER 31, 2011 AND 2010

	(Note 1)

	Contributed	Accumulated
	capital	deficit	Total
Balances January 1, 2010	$1,000	$(29,361)	$(28,361)
Contributed services	30,000	-	30,000
Net loss	-	(32,460)	(32,460)
Balances December 31, 2010	31,000	(61,821)	(30,821)
Contributed services	150,000	-	150,000
Withdrawals	(11,069)	-	(11,069)
Net loss	-	(256,672)	(256,672)

Balances December 31, 2011	$169,931	$(318,493)	$(148,562)

See notes to accompanying combined financial statements.

HANGOVER JOE'S, INC.
COMBINED STATEMENTS OF CASH FLOWS

	Year ended
	December 31,
	2011	2010

Cash flows from operating activities
Net loss	$(256,672)	$(32,460)
Adjustments to reconcile net loss to net cash used in
operating activities:
Contributed services	150,000	30,000
Depreciation expense	700	700
Changes in operating assets and liabilities:
Accounts receivable	(19,105)	-
Prepaid expenses	(2,234)	-
Deposits	(7,500)	-
Inventory	(46,745)	-
Accounts payable	92,010	-
Accrued expenses	46,843	-
Net cash used in operating activities	(42,703)	(1,760)
Cash flows from financing activities
Increase in inventory financing payable	23,712	-
Advances from related party	83,044	1,558
Withdrawals	(11,069)	-
Net cash provided by financing activities	95,687	1,558
Net increase (decrease) in cash	52,983	(202)
Cash, beginning	64	266
Cash, ending	$53,048	$64
Cash paid for interest	$5,583	$-

See notes to accompanying combined financial statements.

HANGOVER JOE'S INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2011 AND 2010

Note 1 – Organization, Basis of Presentation, Going Concern and Management Plans

Organization

Hangover Joe’s, Inc. (the “Company,” or “HOJ”) is a holding company which was incorporated in Colorado on March 5, 2012, for the purpose of acquiring 100% of the member/partnership interests of Hangover Joe’s Products, LLC, a sole member, Delaware limited liability company formed on February 19, 2009 (“HOJ LLC”), and Hangover Joe’s Joint Venture, a Washington partnership formed on January 31, 2011 (“HOJ JV”).

Effective March 30, 2012, the member/partnership interests in HOJ LLC and HOJ JV were merged with and into HOJ, with HOJ remaining as the surviving corporation.  HOJ issued 2,000,000 shares of its common stock to owners of HOJ LLC and HOJ JV.  Prior to the merger, HOJ had no significant assets and no other business operations.  At the date of the merger, each of these entities was owned by the same control group, and the member/partners of HOJ LLC and HOJ JV exchanged their interests for common shares of HOJ (Note 6).

The merger has been reflected in the Company’s unaudited interim financial statement for the three months ended March 31, 2012.  The merger has been accounted for as a 2012 transaction between entities under common control, with HOJ recognizing the assets and liabilities transferred by HOJ LLC and HOJ JV at their carrying amounts at the date of transfer, and with the historical equity recapitalized to reflect the 2,000,000 shares of common stock issued by HOJ.

These financial statements have been titled “Hangover Joe’s, Inc.” because HOJ is the surviving company after the merger with HOJ LLC and HOJ JV and is successor to the operations of the Company.

The Company, previously through HOJ LLC and HOJ JV, sells an all-natural, two-ounce beverage, formulated to help relieve the symptoms associated with alcohol induced hangovers – the Hangover Recovery Shot. The Hangover Recovery Shot is also an officially licensed product of The Hangover movie series from Warner Brothers.  The Company has registered the trademark “Hangover Joe’s Get Up & Go” with the U.S. Patent and Trademark office.

The six different collectible bottles are affixed with movie-themed labels. The Company sells its products primarily to convenience stores and similar channels of distribution through distribution agreements, as well as through online internet sales. The Company began selling its products in February 2011. Prior to 2011, the Company was in the development stage.

Basis of Presentation

The accompanying combined financial statements include the accounts of both HOJ LLC and HOJ JV.  Intercompany balances and transactions have been eliminated.

Going Concern and Management Plans

The Company reported a net loss of approximately $256,700 for the year ended December 31, 2011, and a working capital deficiency and accumulated deficit of approximately $150,300 and $318,500, respectively, at December 31, 2011.  The Company has a limited operating history, and the Company cannot provide any assurance it will be able to raise funds through a future issuance of debt or equity to carry out its business plan.

HANGOVER JOE'S INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 2011 AND 2010

Note 1 – Organization, Basis of Presentation, and Management Plans (continued)

Going Concern and Management Plans (continued)

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Management’s plans for 2012, include the following steps to increase profitability and improve liquidity:

-	On March 14, 2012, the Company initiated a $1.5 million offering of common stock to accredited investors at $1.00 per share. Through May 2012, the Company raised $500,000 (Note 6).

-
On April 10, 2012, the Company entered into a binding letter of intent with Accredited Members Holding Corporation, a Colorado-based, publicly-traded company (“AMHC”), whereby AMHC is to acquire HOJ (Notes 7 and 8). Management believes that this transaction will enhance the Company’s ability to raise capital.

Note 2 - Summary of Significant Accounting Policies

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues, costs and expenses during the reporting period. Actual results could differ from the estimates.  Changes in estimates are recorded in the period of change.

Fair Value Measurements

The carrying value of cash, accounts receivable, and non-related party payables approximate fair value due to their short maturities.  The carrying amount of payables to related parties are not practicable to estimate based on the related party nature of the underlying transactions.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are due from trade customers (primarily distributors). Credit is extended based on management’s evaluation of the customer’s financial condition and generally, collateral is not required. Accounts receivable that are outstanding longer than the contractual payment terms are considered past due.  An allowance for doubtful accounts is determined by considering a number of factors, including the length of time trade accounts receivable are past due, previous loss and payment history, the customer’s current ability to pay its obligations, and the condition of the general economy and the industry as a whole. Accounts receivable are written off when they become uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. No allowance for doubtful accounts receivable was considered necessary at December 31, 2011 and 2010.

At December 31, 2011, three customers accounted for 50%, 15% and 11% of total accounts receivable.

HANGOVER JOE'S INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 2011 AND 2010

Note 2 - Summary of Significant Accounting Policies (continued)

Inventory

Inventory at December 31, 2011, consists of finished goods (bottled products) of $19,230 and raw materials (packaging supplies) of $27,515, and is valued at the lower of cost (first-in, first-out) or market.

License and royalties

The Company has a license with Warner Bros. Consumer Products, Inc. (“WBCP”) that allows the Company the use of the character names, costumes, artwork, logos and other elements depicted in the 2009 movie, The Hangover.  This license, as amended, expires January 31, 2013 (Note 7).

The terms of the WBCP license provide for royalties based on a percentage of products sold, as defined, subject to agreed-upon guaranteed minimum royalties. Guaranteed minimum royalty payments are made periodically over the term of the license and are recorded when paid as a prepaid expense in the balance sheet.  The prepaid expense is amortized to royalties in cost of goods sold at a ratio of current period revenues to the total revenues expected to be recorded over the term of the license.

The Company reviews its sales projections quarterly to determine the likely recoverability of its prepaid asset, as well as any unpaid minimum obligation.  If management determines that the prepaid expense is unlikely to be recovered by product sales, prepaid license expense is charged to cost of goods sold, based on current and expected revenues, in the period in which such determination is made.

Website development costs

The Company capitalizes certain costs incurred in designing, developing, testing and implementing enhancements to its website. These costs are amortized over the estimated useful life of five years. Costs related to the planning and post implementation phases of website development efforts are expensed as incurred.

Deposits

The Company has a refundable deposit of $7,500 recorded as of December 31, 2011, which is due from a merchant service provider.  This deposit was subsequently refunded in January 2012.

Revenue Recognition

The Company has contractual agreements with certain third-party distributors.  Under the agreements, the Company is not guaranteed any minimum level of sales or transactions.  The Company also offers its products for sale through its website at www.hangoverjoes.com.

The Company recognizes revenue when all of the following have occurred: (1) persuasive evidence of an arrangement exists; (2) delivery to third party distributors and consumers via the Company’s website has occurred; (3) the sales price is fixed or determinable; and (4) collectability is reasonably assured.  Delivery is not considered to have occurred until the title and the risk of loss passes to the customer according to the terms of the contract between the Company and the customer.  For sales to distributors, revenue is usually recognized at the time of delivery.  For sales through the Company’s website, revenue is recognized when the Company receives payment.

HANGOVER JOE'S INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 2011 AND 2010

Note 2 - Summary of Significant Accounting Policies (continued)

Management evaluates the terms of its sales in consideration of the criteria outlined in Principal Agent Consideration with regards to its determination of gross versus net reporting of revenue for transactions with customers.  The Company sells, through its website, Hangover Joe’s Recovery Shots.  In these transactions, management has determined that the Company (i) acts as principal; (ii) has the risks and rewards of ownership, including the risk of loss for collection, delivery or returns; and (iii) has latitude in establishing price with the customer.  For these transactions, the Company recognizes revenue on a gross basis.

The Company offers a variety of incentives and discounts to distributors, customers and consumers through various programs to support the distribution of its products.  These incentives and discounts include cash discounts, price allowances, volume based rebates and product placement fees.  These incentives and discounts are reflected as a reduction of gross sales to arrive at net sales. The aggregate deductions from gross sales recorded in relation to these programs were approximately $17,700 in 2011.

For 2011, two customers accounted for 13% and 11% of total net sales.

Supplier/Manufacturer Concentration and Cost of Goods Sold

The Company relies on its third-party suppliers for raw materials necessary for its products, and it relies on a third-party manufacturer for the production of its product.  The Company’s product contains one or more ingredients that may only be available from a single source or supplier.  Although the Company believes that it could utilize alternative suppliers and manufacturers, any delay in locating and establishing relationships with other suppliers/manufacturers could result in product shortages and back orders for the products, with a resulting loss of net sales and profitability.  The Company’s third-party manufacturer acquires some ingredients from suppliers outside of the United States.  Purchasing these ingredients is subject to the risks generally associated with importing raw materials from other countries, including, among other factors, delays in shipments, changes in economic and political conditions, quality assurance, tariffs, trade disputes and foreign currency fluctuations.  These factors could result in a delay in or disruption of the supply of certain raw materials.  Any significant delay in or disruption of the supply of raw materials could have a material adverse effect on the Company’s business.

HANGOVER JOE'S INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 2011 AND 2010

Note 2 - Summary of Significant Accounting Policies (continued)

Cost of goods sold consists of the costs of raw materials utilized in the production of its product, packaging supplies, and shipping charges incurred to deliver the product. Raw material costs  account for the largest portion of the cost of sales. Raw materials include bottles, ingredients and packaging materials. The manufacturer is responsible for the ingredients. Costs of goods sold also include license and royalty expenses.

Advertising Expenses

Advertising costs are expensed as incurred. Total advertising expenses were approximately $27,000 for 2011 (none in 2010).

Income Taxes

No provision for income taxes has been provided in the accompanying combined financial statements because HOJ LLC (as a limited liability company), and HOJ JV (as a partnership), elected to file as partnerships, and therefore management believes that through December 31, 2011, the Company is not subject to income taxes, and, that such taxes are the responsibility of the individual member/partners.

The Company assesses the likelihood of the financial statement effect of a tax position that should be recognized when it is more likely than not that the position will be sustained upon examination by a taxing authority based on the technical merits of the tax position, circumstances, and information available as of the reporting date.  All tax years remain open and subject to U.S. Federal tax examination.  Management does not believe that there are any current tax positions that would result in an asset or liability for taxes being recognized in the accompanying financial statements.

HANGOVER JOE'S INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 2011 AND 2010

Note 2 - Summary of Significant Accounting Policies (continued)

Income Taxes (continued)

Beginning in March 2012, as a corporation, the Company will record a provision for deferred income tax assets and liabilities in order to reflect the net tax effects of temporary differences between (i) the tax basis of assets and liabilities and (ii) their reported amounts in the financial statements.  The provision will be based upon enacted tax laws and rates in effect for the years in which the differences are expected to affect taxable income.  The Company will establish a valuation allowance when necessary to reduce deferred income tax assets to the amounts expected to be realized.  The Company expects to file income tax returns in the US Federal jurisdiction and various State jurisdictions.

Recently Issued Accounting Standards

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-05, Presentation of Comprehensive Income (“ASU No. 2011-05”), which improves the comparability, consistency, and transparency of financial reporting and increases the prominence of items reported in other comprehensive income ("OCI") by eliminating the option to present components of OCI as part of the statement of changes in stockholders' equity. The amendments in this standard require that all non-owner changes in stockholders' equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. Subsequently in December 2011, the FASB issued ASU No. 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income ("ASU No. 2011-12"), which indefinitely defers the requirement in ASU No. 2011-05 to present on the face of the financial statements reclassification adjustments for items that are reclassified from OCI to net income in the statement(s) where the components of net income and the components of OCI are presented. The amendments in these standards do not change the items that must be reported in OCI, when an item of OCI must be reclassified to net income, or change the option for an entity to present components of OCI gross or net of the effect of income taxes. The amendments in ASU No. 2011-05 and ASU No. 2011-12 are effective for interim and annual periods beginning after December 15, 2011 and are to be applied retrospectively. The adoption of the provisions of ASU No. 2011-05 and ASU No. 2011-12 did not have a material impact on the presentation of the Company's combined financial statements.

Note 3 – Website development costs

Website development costs are as follows:

	December 31,
	2011	2010

Website	$3,500	$3,500
Less accumulated depreciation	(1,750)	(1,050)
	$1,750	$2,450

Depreciation expense for the years ended December 31, 2011 and 2010, was $700 each year.

HANGOVER JOE'S INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 2011 AND 2010

Note 4 – Related Party Transactions

Prior to 2010, the owner of HOJ LLC (beginning March 5, 2012, the President/CEO of the Company) advanced $32,777 to the Company for working capital.  In 2010 and 2011, this owner advanced an additional $558 and $83,044, respectively.  These advances are non-interest bearing, unsecured, and due on demand.

Note 5 – Inventory Financing Payable

Through March 2012, the Company had an agreement with a finance company which provided financing up to $250,000, secured by the specific goods underlying the goods ordered from the Company’s third- party manufacturer. The finance company made the required payment to the third-party manufacturer at the time a purchase order was placed, and was entitled to demand payment from the Company when the goods were delivered. The Company paid a financing fee equal to 4.75% of the purchase order amount for each transaction, plus administrative fees. Additional charges of 0.16% per day (57.6% annualized) were incurred if the financing remained open for more than 30 days. The inventory financing payable is $23,712 at December 31, 2011, and interest expense in 2011 was $5,583 (none in 2010).  Amounts outstanding under this agreement were guaranteed by the owner of HOJ LLC.  This agreement expired in April 2012, and it was not renewed or replaced.

Note 6 – Equity (Deficit)

HOJ LLC/HOJ JV Equity (Deficit)

Through December 31, 2011, the total deficit consists of the combined capital accounts of HOJ LLC and HOJ JV.  HOJ LLC total deficit at December 31, 2011 and 2010 is $18,966 and $30,821, respectively.  HOJ JV total deficit at December 31, 2011, is $129,596.  Allocations of profits, losses, and contributions / distributions are made in accordance with the operating / joint venture agreements.

Preferred Stock

At the date of incorporation (March 5, 2012), the Company authorized the issuance of up to 10,000,000 shares of preferred stock, none of which has been issued to date. The designations, preferences, limitations, restrictions, and relative rights of the preferred stock shall be established by the board of directors.

Common Stock

On March 30, 2012, the owners of HOJ LLC and HOJ JV exchanged for their equity interests in HOJ LLC and HOJ JV for 2,000,000 shares of the Company’s common stock.  As a result, on March 30, 2012, the Company’s equity accounts were reclassified to reflect this change in legal organization of the Company, with no impact on total equity (deficit).

In April 2012, 140,000 shares were issued as founders shares to three individuals.  In connection with the Company’s 2012 private placement, in April and May 2012, 500,000 shares were issued at $1.00 per share for cash of $500,000.

HANGOVER JOE'S INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 2011 AND 2010

Note 6 – Equity (Deficit) Continued

Contributed Services

In 2011 and 2010, the Company’s owners/officers contributed management and administrative services to the Company.  The fair value of those services has been recorded as an expense in the accompanying combined financial statements based on the estimated fair value for such services, with a corresponding credit to contributed capital.  The fair value of the historical services was estimated based on the compensation per employment terms that were entered into in March 2012.  Contributed services were $150,000 and $30,000 for 2011 and 2010, respectively.

Stock Option Plan

Effective March 6, 2012, the Company adopted the 2012 Stock Option Plan (the “Plan”). Under the Plan, the Company may grant stock options, restricted and other equity awarded to any employee, consultant, independent contractor, director or officer of the Company.  A total of 1.5 million shares of common stock may be issued under the Plan. The Plan covers up to 1,500,000 shares of the Company’s common stock (which number is subject to adjustment as described in the Plan). No options have been granted under the Plan.

Note 7 – Commitments and Contingencies

Management Agreement with AMHC Managed Services

Effective March 1, 2012, the Company entered into a management agreement (the “Management Agreement”) with AMHC Managed Services, Inc. (“AMHC Services”), a subsidiary of AMHC.  The significant terms of the Management Agreement provide for monthly payments to AMHC Services in exchange for the ability of the Company to fully utilize the management expertise, financial and accounting expertise, support staff and location of AMHC Services, including the expertise of the position of AMHC Services’ Chief Financial Officer and necessary support for compliance under the securities laws with respect to any private or public reports or registration statements the Company may file.  The Management Agreement term is 24 months, and requires the Company to pay AMHC Services a monthly fee equal to $27,500 per month.  Additionally, under the Management Agreement, the Company granted AMHC Services a warrant to purchase 1,000,000 shares of Company’s common stock exercisable at $0.01 per share, exercisable for a three-year term.

WBCP License Agreement

The Company’s license agreement with WBCP, as amended, requires periodic minimum guaranteed royalty payments over the term of the license, which expires in January 2013. Guaranteed minimum royalty payments were $5,000 in 2011, which was expensed, and $45,000 is due in periodic installments during 2012.

HANGOVER JOE'S INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 2011 AND 2010

Note 7 – Commitments and Contingencies (Continued)

Service Agreements

The Company has a representative agreement with an individual who became a member of the Company’s board of directors in March 2012. Under this agreement, as amended, this individual is entitled to a commission of between 4% and 6% of sales made by this individual, based on the nature of the sales, and a royalty of 3% of all sales made by the Company, as defined. Commissions and royalty expense to this individual for 2011 totaled approximately $12,500 (none in 2010).

The Company has an agreement with a second individual for design services. Under this agreement, as amended, this individual is entitled to receive a royalty of 2% of net sales, as defined. Royalty expense to this individual for 2011 was approximately $2,900 (none in 2010).

Contingencies

From time to time, the Company may become party to litigation and other claims in the ordinary course of business. To the extent that such claims and litigation arise, management provides for them if upon the advice of legal counsel, losses are determined to be both probable and reasonably estimable.

Note 8 - Subsequent Events

On April 10, 2012, HOJ entered into a binding letter of intent (the “LOI”) with AMHC, whereby AMHC is to acquire HOJ in a reverse triangular merger (the “Acquisition”). Upon closing the transaction, AMHC is to issue a total number of common shares to the HOJ shareholders in exchange for all of their ownership interests in HOJ such that they would own approximately 69% of the combined company. The current shareholders of AMHC would own approximately 31% of the combined company after the closing of the transaction.  The LOI further provides that, as a second step in the transaction, within five business days of the closing of the Acquisition, AMHC is to sell to Accredited Members Acquisition Corporation (the “Buyer”) all of the equity interests in three of AMHC’s subsidiaries (the “Sale”), being Accredited Members, Inc., AMHC Managed Services, Inc. and World Wide Premium Packers, Inc. (collectively, the “Subsidiaries”). The Buyer is a private Colorado corporation owned by the Buyer’s two directors, JW Roth and David Lavigne.  Mr. Roth also became a member of the Company’s Board of Directors on March 5, 2012.  The Buyer is to pay $10,000 and assume all liabilities related to the Subsidiaries in exchange for all of the shares in the Subsidiaries owned by AMHC.

The closing of these transactions is subject to certain contingencies, including the negotiation of definitive agreements for both the Acquisition and the Sale, the absence of any material adverse change through the closing date in the businesses of AMHC and HOJ, respectively, and approval of the Sale by the shareholders of AMHC. Additionally, the AMHC’s shareholders will be asked to approve amendments to the AMHC’s articles of incorporation to increase its authorized capital and to effect a name change if the Acquisition occurs.

Other

The Company evaluated all other subsequent events through June 11, 2012, the date the financial statements were available to be issued.

EXHIBIT C

HANGOVER JOE’S, INC.

UNAUDITED INTERIM FINANCIAL STATEMENTS

THREE MONTHS ENDED MARCH 31, 2012 AND 2011

TABLE OF CONTENTS

Page

Unaudited Interim Financial Statements:

Balance sheets	C-2

Statements of operations	C-3

Statements of changes in deficit	C-4

Statement of cash flows	C-5

Notes to combined financial statements	C-6 - C-14

HANGOVER JOE'S, INC.
COMBINED BALANCE SHEETS
(Unaudited)

	March 31,	March 31,
	2012	2011
Assets
Current assets:
Cash	$16,545	$16,396
Accounts receivable	35,989	-
Inventory	27,323	-
Prepaid expenses	12,346	-
Total current assets	92,203	16,396

Website development costs, net	1,575	2,275

Total assets	$93,778	$18,671

Liabilities
Current liabilities:
Accounts payable	$240,984	$-
Accrued expenses	17,165	-
Advances payable, related party	98,976	72,291
Inventory financing payable	28,336	-

Total liabilities (all current)	385,461	72,291

Commitments and contingencies

Deficit
Preferred stock; 10,000,000 shares
authorized; none issued or
outstanding	-	-
Common stock, $0.0001 par value;
40,000,000 shares authorized;
2,000,000 issued and outstanding	200	-
Contributed capital	224,292	68,500
Accumulated deficit	(516,175)	(122,120)

Total deficit	(291,683)	(53,620)

Total liabilities and deficit	$93,778	$18,671

HANGOVER JOE'S, INC.
COMBINED STATEMENTS OF OPERATIONS
(Unaudited)

	Three months ended
	March 31,
	2012	2011

Net sales	$141,338	$6,539
Cost of goods sold	150,454	14,525
Gross profit (loss)	(9,116)	(7,986)

Operating expenses:
General and administrative	144,866	52,312
Selling and marketing	43,477	-
Total operating expenses	188,343	52,312

Loss from operations	(197,459)	(60,298)

Other expense:
Interest expense	223	-

Net loss	$(197,682)	$(60,298)

HANGOVER JOE'S, INC.
COMBINED STATEMENT OF CHANGES IN DEFICIT
THREE MONTHS ENDED MARCH 31, 2012
(Unaudited)

	Common Stock		Contributed	Accumulated
	Shares	Amount	capital	deficit	Total
Balances January 1, 2012	-	$-	$169,931	$(318,493)	$(148,562)
Contributed services	-	-	50,000	-	50,000
Withdrawals	-	-	(6,079)	-	(6,079)
Issuance of common shares upon
incorporation and legal reorganization
of entities under common control	2,000,000	200	(200)		-
Issuance of a warrant			10,640		10,640
Net loss				(197,682)	(197,682)

Balances March 31, 2012	2,000,000	$200	$224,292	$(516,175)	$(291,683)

HANGOVER JOE'S, INC.
COMBINED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three months ended
	March 31,
	2012	2011

Cash flows from operating activities
Net loss	$(197,682)	$(60,298)
Adjustments to reconcile net loss to net cash used in
operating activities:
Contributed services	50,000	37,500
Depreciation expense	175	175
Changes in operating assets and liabilities:
Accounts receivable	(16,885)	-
Prepaid expenses	(10,112)	-
Deposits	7,500	-
Inventory	19,422
Accounts payable	148,973	-
Accrued expenses	(29,676)	-
Net cash used in operating activities	(28,285)	(22,623)
Cash flows from investing activities
Issuance of a warrant	10,640	-
Net cash provided by financing activities	10,640	-
Cash flows from financing activities
Increase in inventory financing payable	4,624	-
Advances (paid to) received from related party	(17,403)	38,955
Withdrawals	(6,079)	-
Net cash (used in) provided by financing activities	(18,858)	38,955
Net (decrease) increase in cash	(36,503)	16,332
Cash, beginning	53,048	64
Cash, ending	$16,545	$16,396
Cash paid for interest	$223	$-

HANGOVER JOE’S INC.
NOTES TO THE UNAUDITED FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2012 AND 2011

Note 1 – Organization, Basis of Presentation, Going Concern and Management Plans

Organization

Hangover Joe’s, Inc. (the “Company,” or “HOJ”) is a holding company which was incorporated in Colorado on March 5, 2012, for the purpose of acquiring 100% of the member/partnership interests of Hangover Joe’s Products, LLC, a sole member, Deleware limited liability company formed on February 19, 2009 (“HOJ LLC”), and Hangover Joe’s Joint Venture, a Washington partnership formed on January 31, 2011 (“HOJ JV”).

Effective March 30, 2012, the member/partnership interests in HOJ LLC and HOJ JV were merged with and into HOJ, with HOJ remaining as the surviving corporation.  HOJ issued 2,000,000 shares of its common stock to owners of HOJ LLC and HOJ JV.  Prior to the merger, HOJ had no significant assets and no other business operations.  At the date of the merger, each of these entities was owned by the same control group, and the member/partners of HOJ LLC and HOJ JV exchanged their interests for common shares of HOJ (Note 6).

The merger has been reflected in the Company’s unaudited interim financial statement for the three months ended March 31, 2012.  The merger has been accounted for as a transaction between entities under common control, with HOJ recognizing the assets and liabilities transferred by HOJ LLC and HOJ JV at their carrying amounts at the date of transfer, and with the historical equity recapitalized to reflect the 2,000,000 shares of common stock issued by HOJ.

These financial statements have been titled “Hangover Joe’s, Inc.” because HOJ is the surviving company after the merger of HOJ LLC and HOJ JV and is successor to the operations of the Company.

The Company, previously through HOJ LLC and HOJ JV, sells an all-natural, two-ounce beverage, formulated to help relieve the symptoms associated with alcohol induced hangovers – the Hangover Recovery Shot. The Hangover Recovery Shot is also an officially licensed product of The Hangover movie series from Warner Brothers.  The Company has registered the trademark “Hangover Joe’s Get Up & Go” with the U.S. Patent and Trademark office.

The six different collectible bottles are affixed with movie-themed labels. The Company sells its products primarily to convenience stores through distribution agreements, as well as through online internet sales. The Company began selling its products in February 2011. Prior to 2011, the Company was in the development stage.

Basis of Presentation

The accompanying combined financial statements include the accounts of both HOJ LLC and HOJ JV through March 30, 2012.  Intercompany balances and transactions have been eliminated.

HANGOVER JOE’S INC.
NOTES TO THE UNAUDITED FINANCIAL STATEMENTS (CONTINUED)
THREE MONTHS ENDED MARCH 31, 2012 AND 2011

Note 1 – Organization, Basis of Presentation, and Management Plans (continued)

The accompanying interim financial statements for the three-month periods ended March 31, 2012 and 2011, have been prepared by the Company without audit. In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows for such periods have been made. The results of operations for the three months ended March 31, 2012, are not necessarily indicative of operating results for the full year.

Going Concern and Management Plans

The Company reported a net loss of approximately $197,700 for the three months ended March 31, 2012, and a working capital deficiency and deficit of approximately $293,000 and $516,000, respectively, at March 31, 2012.  The Company has a limited operating history, and the Company cannot provide any assurance it will be able to raise funds through a future issuance of debt or equity to carry out its business plan.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Management’s plans for 2012, include the following steps to increase profitability and improve liquidity:

-	On March 14, 2012, the Company initiated a $1.5 million offering of common stock to accredited investors at $1.00 per share. Through May 2012, the Company raised $500,000 (Note 6).

-
On April 10, 2012, the Company entered into a binding letter of intent with Accredited Members Holding Corporation, a Colorado-based, publicly-traded company (“AMHC”), whereby AMHC is to acquire HOJ (Notes 7 and 8). Management believes that this transaction will enhance the Company’s ability to raise capital.

Note 2 - Summary of Significant Accounting Policies

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues, costs and expenses during the reporting period. Actual results could differ from the estimates.  Changes in estimates are recorded in the period of change.

Fair Value Measurements

The carrying value of cash, accounts receivable, and non-related party payables approximate fair value due to their short maturities.  The carrying amount of payables to related parties are not practicable to estimate based on the related party nature of the underlying transactions.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are due from trade customers (primarily distributors). Credit is extended based on management’s evaluation of the customer’s financial condition and generally, collateral is not required. Accounts receivable that are outstanding longer than the contractual payment terms are considered past due.  An allowance for doubtful accounts is determined by considering a number of factors, including the length of time trade accounts receivable are past due, or previous loss and payment history, the customer’s current ability to pay its obligations, and the condition of the general economy and the

HANGOVER JOE’S INC.
NOTES TO THE UNAUDITED FINANCIAL STATEMENTS (CONTINUED)
THREE MONTHS ENDED MARCH 31, 2012 AND 2011

Note 2 - Summary of Significant Accounting Policies (continued)

Accounts Receivable and Allowance for Doubtful Accounts (continued)

industry as a whole. Accounts receivable are written off when they become uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. No allowance for doubtful accounts receivable was considered necessary at March 31, 2012 and 2011.

Inventory

Inventory, at March 31, 2012,  consists of finished goods (bottled products) of $15,767 and raw materials (packaging supplies) of $11,556, and is valued at the lower of cost (first-in, first-out) or market.

License and royalties

The Company has a license with Warner Bros. Consumer Products, Inc. (“WBCP”) that allows the Company the use of the character names, costumes, artwork, logos and other elements depicted in the 2009 moving, The Hangover.  This license, as amended, expires January 31, 2013 (Note 7).

The terms of the WBCP license provide for royalties based on a percentage of products sold, as defined, subject to agreed-upon guaranteed minimum royalties. Guaranteed minimum royalty payments are made periodically over the term of the license and are recorded when paid as a prepaid expense in the balance sheet.  The prepaid expense is amortized to royalties in cost of goods sold at a ratio of current period revenues to the total revenues expected to be recorded over the term of the license.

The Company reviews its sales projections quarterly to determine the likely recoverability of its prepaid asset, as well as any unpaid minimum obligation.  If management determines that the prepaid expense is unlikely to be recovered by product sales, prepaid license expense is charged to cost of goods sold, based on current and expected revenues, in the period in which such determination is made.

Website development costs

The Company capitalizes certain costs incurred in designing, developing, testing and implementing enhancements to its website. These costs are amortized over the estimated useful life of five years. Costs related to the planning and post implementation phases of website development efforts are expensed as incurred.

HANGOVER JOE’S INC.
NOTES TO THE UNAUDITED FINANCIAL STATEMENTS (CONTINUED)
THREE MONTHS ENDED MARCH 31, 2012 AND 2011

Revenue Recognition

The Company has contractual agreements with certain third-party distributors.  Under the agreements, the Company is not guaranteed any minimum level of sales or transactions.  The Company also offers its products for sale through its website at www.hangoverjoes.com.

The Company recognizes revenue when all of the following have occurred: (1) persuasive evidence of an arrangement exists; (2) delivery to third party distributors and consumers via the Company’s website has occurred; (3) the sales price is fixed or determinable; and (4) collectability is reasonably assured.  Delivery is not considered to have occurred until the title and the risk of loss passes to the customer according to the terms of the contract between the Company and the customer.  For sales to distributors, revenue is usually recognized at the time of delivery. For sales through the Company’s website, revenue is usually recognized when the Company receives payment.

Management evaluates the terms of its sales in consideration of the criteria outlined in Principal Agent Consideration with regards to its determination of gross versus net reporting of revenue for transactions with customers.  The Company sells, through its website, Hangover Joe’s Recovery Shots.  In these transactions, management has determined that the Company (i) acts as principal; (ii) has the risks and rewards of ownership, including the risk of loss for collection, delivery or returns; and (iii) has latitude in establishing price with the customer.  For these transactions, the Company recognizes revenue on a gross basis.

The Company offers a variety of incentives and discounts to distributors and consumers through various programs to support the distribution of its products.  These incentives and discounts include cash discounts, price allowances, volume based rebates, and product placement fees. These incentives and discounts are reflected as a reduction of gross sales to arrive at net sales. The aggregate deductions from gross sales recorded in relation to these programs, were approximately $17,700 in 2011.

Supplier/Manufacturer Concentration and Cost of Goods Sold

The Company relies on its third-party suppliers for raw materials necessary for its products, and it relies on a third-party manufacturer for the production of its product.  The Company’s product contains one or more ingredients that may only be available from a single source or supplier.  Although the Company believes that it could utilize alternative suppliers and manufacturers, any delay in locating and establishing relationships with other suppliers/manufacturers could result in product shortages and back orders for the products, with a resulting loss of net sales and profitability.  The Company’s third-party manufacturer acquires some ingredients from suppliers outside of the United States.  Purchasing these ingredients is subject to the risks generally associated with importing raw materials from other countries, including, among other factors, delays in shipments, changes in economic and political conditions, quality assurance, tariffs, trade disputes and foreign currency fluctuations.  These factors could result in a delay in or disruption of the supply of certain raw materials.  Any significant delay in or disruption of the supply of raw materials could have a material adverse effect on the Company’s business.

HANGOVER JOE’S INC.
NOTES TO THE UNAUDITED FINANCIAL STATEMENTS (CONTINUED)
THREE MONTHS ENDED MARCH 31, 2012 AND 2011

Note 2 - Summary of Significant Accounting Policies (continued)

Cost of goods sold consists of the costs of raw materials utilized in the production of its product, packaging supplies, and shipping charges incurred to deliver the product. Raw material costs  account for the largest portion of the cost of sales. Raw materials include bottles, ingredients and packaging materials. The manufacturer is responsible for the ingredients. Costs of goods sold also include license and royalty expenses.

Advertising Expenses

Advertising costs are expensed as incurred. Total advertising expenses were approximately $19,800 for the three months ended March 31, 2012 (none for the three months ended March 31, 2011).

Income Taxes

Through March 5, 2012 (the date of incorporation), no provision for income taxes has been provided in the accompanying combined financial statements because HOJ LLC (as a limited liability company), and HOJ JV (as a partnership), elected to file as partnerships, and therefore management believes that through March 5, 2012, the Company was not subject to income taxes, and, that such taxes are the responsibility of the individual member/partners.

The Company assesses the likelihood of the financial statement effect of a tax position that should be recognized when it is more likely than not that the position will be sustained upon examination by a taxing authority based on the technical merits of the tax position, circumstances, and information available as of the reporting date.  All tax years remain open and subject to U.S. Federal tax examination.  Management does not believe that there are any current tax positions that would result in an asset or liability for taxes being recognized in the accompanying financial statements.

Beginning March 5, 2012, as a corporation, the Company began recording a provision for deferred income tax assets and liabilities in order to reflect the net tax effects of temporary differences between (i) the tax basis of assets and liabilities and (ii) their reported amounts in the financial statements.  The provision is based upon enacted tax laws and rates in effect for the years in which the differences are expected to affect taxable income.  The Company establishes a valuation allowance when necessary to reduce deferred income tax assets to the amounts expected to be realized.  The Company expects to file income tax returns in the US Federal jurisdiction and various State jurisdictions.

For interim reporting, the Company makes its best estimate of the effective tax rate expected to be applicable to the full fiscal year. The rate so determined is used in providing for income taxes on a current year-to-date basis.

HANGOVER JOE’S INC.
NOTES TO THE UNAUDITED FINANCIAL STATEMENTS (CONTINUED)
THREE MONTHS ENDED MARCH 31, 2012 AND 2011

Note 2 - Summary of Significant Accounting Policies (continued)

Income Taxes (continued)

Through March 31, 2012, the Company has not recorded any income tax benefit for its net loss due to a full valuation allowance on this deferred tax asset.

Recently Issued Accounting Standards

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-05, Presentation of Comprehensive Income (“ASU No. 2011-05”), which improves the comparability, consistency, and transparency of financial reporting and increases the prominence of items reported in other comprehensive income ("OCI") by eliminating the option to present components of OCI as part of the statement of changes in stockholders' equity. The amendments in this standard require that all non-owner changes in stockholders' equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. Subsequently in December 2011, the FASB issued Accounting Standards Update No. 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income ("ASU No. 2011-12"), which indefinitely defers the requirement in ASU No. 2011-05 to present on the face of the financial statements reclassification adjustments for items that are reclassified from OCI to net income in the statement(s) where the components of net income and the components of OCI are presented. The amendments in these standards do not change the items that must be reported in OCI, when an item of OCI must be reclassified to net income, or change the option for an entity to present components of OCI gross or net of the effect of income taxes. The amendments in ASU No. 2011-05 and ASU No. 2011-12 are effective for interim and annual periods beginning after December 15, 2011 and are to be applied retrospectively. The adoption of the provisions of ASU No. 2011-05 and ASU No. 2011-12 did not have a material impact on the presentation of the Company's combined financial statements.

Note 3 – Website development costs

Website development costs are as follows:

	March 31,
	2012	2011

Website	$3,500	$3,500
Less accumulated depreciation	(1,925)	(1,225)
	$1,575	$2,275

Depreciation expense for the three months ended March 31, 2012 and 2011, was $175 each period.

Note 4 – Related Party Transactions

Prior to 2011, the owner of HOJ LLC (beginning March 5, 2012, the President/CEO of the Company) advanced $33,335 to the Company for working capital.  For the three months ended March 31, 2011, this owner advanced an additional $38,965.  For the three months ended March 31, 2012 this member had repaid $17,403, respectively.  These advances are non-interest bearing, unsecured, and due on demand.

HANGOVER JOE’S INC.
NOTES TO THE UNAUDITED FINANCIAL STATEMENTS (CONTINUED)
THREE MONTHS ENDED MARCH 31, 2012 AND 2011

Note 5 – Inventory Financing Payable

Through March 2012, the Company had an agreement with a finance company which provided financing up to $250,000, secured by the specific goods underlying the goods ordered from the Company’s third- party manufacturer. The finance company made the required payment to the third-party manufacturer at the time a purchase order was placed, and was entitled to demand payment from the Company when the goods were delivered. The Company paid a financing fee equal to 4.75% of the purchase order amount for each transaction, plus administrative fees. Additional charges of 0.16% per day (57.6% annualized) were incurred if the financing remained open for more than 30 days. The inventory financing payable is $28,336 at March 31, 2012, and interest expense for the three months ended march 31, 2012 was $223 (none for the three months ended March 31, 2011).  Amounts outstanding under this agreement were guaranteed by the owner of HOJ LLC.  This agreement expired in April 2012, and it was not renewed or replaced.

Note 6 – Equity (Deficit)

Preferred Stock

At the date of incorporation (March 5, 2012), the Company authorized the issuance up to 10,000,000 shares of preferred stock. None have been issued to date. The designations, preferences, limitations, restrictions, and relative rights of the preferred stock shall be established by the board of directors.

Common Stock

On March 30, 2012, the owners of HOJ LLC and HOJ JV exchanged for their equity interests in HOJ LLC and HOJ JV for 2,000,000 shares of the Company’s common stock.  As a result, on March 30, 2012, the Company’s equity accounts were reclassified to reflect this change in legal organization of the Company, with no impact on total equity (deficit).

In April 2012, 140,000 shares were issued as founders shares to three individuals.  In connection with the Company’s 2012 private placement, in April and May 2012, 500,000 shares were issued at $1.00 per share for cash of $500,000.

HANGOVER JOE’S INC.
NOTES TO THE UNAUDITED FINANCIAL STATEMENTS (CONTINUED)
THREE MONTHS ENDED MARCH 31, 2012 AND 2011

Note 6 – Equity (Deficit) Continued

Contributed Services

In 2011 and 2010, the Company’s owners/officers contributed management and administrative services to the Company.  The fair value of those services has been recorded as an expense in the accompanying combined financial statements based on the estimated fair value for such services, with a corresponding credit to contributed capital.   The fair value of the historical services was estimated based on the compensation per employment terms that were entered into in March 2012.  Contributed services were $37,500 and $50,000 for the three months ended March 31, 2011 and 2012, respectively.

Stock Option Plan

Effective March 6, 2012, the Company adopted the 2012 Stock Option Plan (the “Plan”). Under the Plan, the Company may grant stock options, restricted and other equity awarded to any employee, consultant, independent contractor, director or officer of the Company.  A total of 1.5 million shares of common stock may be issued under the Plan. The Plan covers up to 1,500,000 shares of the Company’s common stock (which number is subject to adjustment as described in the Plan). No options have been granted under the Plan.

Note 7 - Commitments

Management Agreement with AMHC Managed Services

Effective March 1, 2012, the Company entered into a management agreement (the “Management Agreement”) with AMHC Managed Services, Inc., a subsidiary of AMHC (“AMHC Services”).  The significant terms of the Management Agreement provide for monthly payments to AMHC Services in exchange for the ability of the Company to fully utilize the management expertise, financial and accounting expertise, support staff and location of AMHC Services, including the expertise of the position of AMHC Services’ Chief Financial Officer and necessary support for compliance under the securities laws with respect to any private or public reports or registration statements the Company may file.  The Management Agreement term is 24 months, and requires the Company to pay AMHC Services a monthly fee equal to $27,500 per month.  For the three months ended march 31, 2012, the Company incurred expense of $27,500.  Additionally, under the Management Agreement, the Company granted AMHC Services a warrant to purchase 1,000,000 shares of the Company’s common stock exercisable at $0.01 per share, exercisable for a three-year term.  This warrant was valued at approximately $10,640, and the amount was recorded as a prepaid expense, as the warrant is fully vested and non-forfeitable on the date of grant.  This prepaid expense is being amortized over the two-year term of the Management Agreement, as services are being rendered.

WBCP License Agreement

The Company’s license agreement with WBCP, as amended, requires periodic minimum guaranteed royalty payments over the term of the license, which expires in January 2013. Guaranteed minimum royalty payments were $5,000 in 2011, which was expensed, and $45,000 is due in periodic installments during 2012 ($10,000) of which was paid during the three months ended March 31, 2012).

HANGOVER JOE’S INC.
NOTES TO THE UNAUDITED FINANCIAL STATEMENTS (CONTINUED)
THREE MONTHS ENDED MARCH 31, 2012 AND 2011

Note 7 – Commitments (Continued)

Service Agreements

The Company has a representative agreement with an individual who became a member of the Company’s board of directors in March 2012. Under this agreement, as amended, this individual is entitled to a commission of between 4% and 6% of sales made by this individual, based on the nature of the sales, and a royalty of 3% of all sales made by the Company, as defined. Commissions and royalty expense to this individual for the three months ended March 31, 2012 totaled approximately $7,300 (none in the three months ended March 31, 2011).

The Company has an agreement with an individual for design services. Under this agreement, as amended, this individual is entitled to receive a royalty of 2% of net sales, as defined. No royalty expenses were paid to this individual for the three months ended March 31, 2012 and 2011.

Contingencies

From time to time, the Company may become party to litigation and other claims in the ordinary course of business. To the extent that such claims and litigation arise, management provides for them if upon the advice of legal counsel, losses are determined to be both probable and reasonably estimable.

Note 8 - Subsequent Events

On April 10, 2012, HOJ entered into a binding letter of intent (the “LOI”) with AMHC, whereby AMHC is to acquire HOJ in a reverse triangular merger (the “Acquisition”). Upon closing the transaction, AMHC is to issue a total number of common shares to the HOJ shareholders in exchange for all of their ownership interests in HOJ such that they would own approximately 69% of the combined company. The current shareholders of AMHC would own approximately 31% of the combined company after the closing of the transaction.  The LOI further provides that, as a second step in the transaction, within five business days of the closing of the Acquisition, AMHC is to sell to Accredited Members Acquisition Corporation (the “Buyer”) all of the equity interests in three of AMHC’s subsidiaries (the “Sale”), being Accredited Members, Inc., AMHC Managed Services, Inc. and World Wide Premium Packers, Inc. (collectively, the “Subsidiaries”). The Buyer is a private Colorado corporation owned by the Buyer’s two directors, JW Roth and David Lavigne.  Mr. Roth also became a member of the Company’s Board of Directors on March 5, 2012.  The Buyer is to pay $10,000 and assume all liabilities related to the Subsidiaries in exchange for all of the shares in the Subsidiaries owned by AMHC.

The closing of these transactions is subject to certain contingencies, including the negotiation of definitive agreements for both the Acquisition and the Sale, the absence of any material adverse change through the closing date in the businesses of AMHC and HOJ, respectively, and approval of the Sale by the shareholders of AMHC. Additionally, the AMHC’s shareholders will be asked to approve amendments to the AMHC’s articles of incorporation to increase its authorized capital and to effect a name change if the Acquisition occurs.

Other

The Company evaluated all other subsequent events through June 11, 2012, the date the financial statements were available to be issued.

EXHIBIT D

Proforma Financial Statements

ACCREDITED MEMBERS HOLDING CORPORATION
UNAUDITED PRO FORMA FINANCIAL INFORMATION

On April 10, 2012, Accredited Members Holding Corporation (“AMHC” or the “Company”) entered into a binding letter of intent (the “LOI”) with Hangover Joe’s, Inc. (“HOJ”), whereby AMHC is to acquire HOJ in a reverse triangular merger (the “Acquisition”). Upon closing the transaction, AMHC is to issue a total number of common shares to the HOJ shareholders in exchange for all of their ownership interests in HOJ such that they would own approximately 69% of the combined company. The current shareholders of AMHC would own approximately 31% of the combined company after the closing of the transaction.  The LOI further provides that, as a second step in the transaction, within five business days of the closing of the Acquisition, AMHC is to sell to Accredited Members Acquisition Corporation (the “Buyer”) all of the equity interests in three of AMHC’s subsidiaries (the “Sale”), being Accredited Members, Inc., AMHC Managed Services, Inc. and World Wide Premium Packers, Inc. (collectively, the “Subsidiaries”). The Buyer is a private Colorado corporation owned by the Buyer’s two directors, JW Roth and David Lavigne.  Mr. Roth and Mr. Lavigne are also board members and officers of AMHC, and Mr. Roth became a member of HOJ’s Board of Directors on March 5, 2012.  Buyer is to pay $10,000 and assume all liabilities related to the Subsidiaries in exchange for all of the shares in the Subsidiaries owned by AMHC.

The closing of these transactions is subject to certain contingencies, including the negotiation of definitive agreements for both the Acquisition and the Sale, the absence of any material adverse change through the closing date in the businesses of the Company and HOJ, respectively, and approval of the Sale by the shareholders of the Company. Additionally, the Company’s shareholders will be asked to approve amendments to the Company’s articles of incorporation to increase its authorized capital and to effect a name change if the Acquisition occurs.   Shareholders will not be asked to approve the Acquisition.

HOJ sells an all-natural, two-ounce beverage, formulated to help relieve the symptoms associated with alcohol induced hangovers – the Hangover Recovery Shot. The Hangover Recovery Shot is also an officially licensed product of The Hangover movie series from Warner Brothers.  The Company has registered the trademark “Hangover Joe’s Get Up & Go” with the U.S. Patent and Trademark office.  The six different collectible bottles are affixed with movie-themed labels. The Company sells its products primarily to convenience stores through distribution agreements, as well as through online internet sales.

The terms are subject to the conditions set forth in the Agreement and Plan of Merger and Reorganization, at a subsequent closing anticipated on July 24, 2012.

The accompanying unaudited pro forma balance sheet as of March 31, 2012, gives effect to the transaction as if it had been consummated on March 31, 2012. The unaudited condensed pro forma statements of operations for year ended December 31, 2011, and the three months ended March 31, 2012, gives effect to the transaction as if it had been consummated at the beginning of the periods presented.

The unaudited pro forma financial information should be read in conjunction with the historical financial statements of Hangover Joe’s, Inc. (included herein) as well as those of the Company. The unaudited pro forma statement of operations does not purport to be indicative of the results of operations that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

ACCREDITED MEMBERS HOLDING CORPORATION
PROFORMA BALANCE SHEETS
(Unaudited)
MARCH 31, 2012

	Accredited Members	Hangover	Proforma		Proforma
	Holding Corp.	Joe's, Inc.	Adjustments		Total
	(Historical)	(Historical)
Assets
Current assets:
Cash	$135,733	$16,545	$(135,733)	A	$16,545
			10,000	B	10,000
Accounts receivable	227,360	35,989	(227,360)	A	35,989
Related party receivable	108,043	-	(108,043)	A	-
Inventory	-	15,767	-		15,767
Prepaid expenses and other	57,145	2,149	(57,145)	A	2,149
Investments in marketable securities	86,543	-	(86,543)	A	-
Investments in debt securities	30,000	-	(30,000)	A	-
Deposits	-	-	-		-
Total current assets	644,824	70,450	(634,824)		80,450

Property and equipment, net	131,849	1,575	(131,849)	A	1,575
Intangible asset	12,500	-	(12,500)	A	-
Cost investments	609,672	-	(609,672)	A	-
Investment in marketable securities	644,665	-	(644,665)	A	-
Investment in debt securities	25,000	-	(25,000)	A	-
Investments in warrant, including related party	35,843	-	(35,843)	A	-
Deposits and other assets	6,294	-	(6,294)	A	-
	1,465,823	1,575	(1,465,823)		1,575
Total assets	$2,110,647	$72,025	$(2,100,647)		$82,025

Liabilities
Current liabilities:
Accounts payable and other	$562,773	$240,983	$(562,773)	A	$240,983
Related party payable	25,000	-	(25,000)	A	-
Accrued expenses	151,125	17,165	(151,125)	A	17,165
Advances payable, related parties	-	98,977	-		98,977
Inventory financing payable	-	28,336	-		28,336
Deferred revenue	384,751	-	(384,751)	A	-
Total current liabilities	1,123,649	385,461	(1,123,649)		385,461
Notes payable:
Related parties	197,760	-	(197,760)	A	-
Other	729,214	-	(729,214)	A	-
Deferred rent liability	23,813	-	(23,813)	A	-
Derivative liability	77,000	-	(77,000)	A	-
	1,027,787	-	(1,027,787)		-
Total liabilities	2,151,436	385,461	(2,151,436)		385,461

Equity (Deficit):
Preferred stock	1,386,983	-	(1,386,983)	A	-
Common stock	34,446	200	(34,446)	A	200
Contributed capital	-	213,652	10,000	B	223,652
Additional paid-in capital	6,032,011	-	(6,032,011)	A	-
Other comprehensive income	318,964	-	(318,964)	A	-
Accumulated deficit	(7,725,582)	(527,288)	7,725,582	A	(527,288)
Total equity (deficit)	46,822	(313,436)	(36,822)		(303,436)
Noncontrolling interest	(87,611)	-	87,611		-
Total equity (deficit)	(40,790)	(313,436)	50,790		(303,436)
Total liabilities and equity (deficit)	$2,110,647	$72,025	$(2,100,647)		$82,025

See notes to unaudited pro forma condensed consolidated financial statements.

ACCREDITED MEMBERS HOLDING CORPORATION
PROFORMA STATEMENTS OF OPERATIONS
(UNAUDITED)
YEAR ENDED DECEMBER 31, 2011

	Accredited Members	Hangover		Proforma		Proforma
	Holding Corp.	Joe's, Inc.	Total	Adjustments		Total
	(Historical)	(Historical)

Net sales	$2,010,199	$279,961	$2,290,160	$(2,010,199)	A	$279,961
Cost of goods sold	1,277,917	282,065	1,559,982	(1,277,917)	A	282,065
Gross (loss) profit	732,282	(2,104)	730,178	(732,282)		(2,104)

Operating expenses:
General and administrative	1,687,241	205,435	1,892,676	(1,687,241)	A	205,435
Selling and marketing	1,090,837	71,065	1,161,902	(1,090,837)	A	71,065
Impairment of assets	1,622,757	-	1,622,757	(1,622,757)	A	-
Total operating expenses	4,400,835	276,500	4,677,335	(4,400,835)		276,500
	(3,668,553)	(278,604)	(3,947,157)	3,668,553		(278,604)
Other income (expense):
Interest expense:
Related parties	(16,190)	-	(16,190)	16,190	A	-
Other	(65,189)	(5,583)	(70,772)	65,189	A	(5,583)
Gain on derivative liability	707,000	-	707,000	(707,000)	A	-
Gain (loss) on value of derivative warrants	4,686	-	4,686	(4,686)	A	-
Impairment of marketable securities	(451,531)	-	(451,531)	451,531	A	-
Gain on sale of marketable securities	23,677	-	23,677	(23,677)	A	-
Other income, net	4,779	-	4,779	(4,779)	A	-
	207,232	(5,583)	201,649	(207,232)		(5,583)
Net loss	$(3,461,321)	$(284,187)	$(3,745,508)	$3,461,321		$(284,187)

Less: net loss attributable to noncontrolling interest	(73,576)	-	(73,576)	73,576	A	-

Net loss attributable to AMHC/Hangover Joe's	(3,387,745)	(284,187)	(3,671,932)	3,387,745	A	(284,187)

Net loss	$(3,461,321)	(284,187)	(3,745,508)	3,461,321		(284,187)

Net loss per share-basic and diluted	$(0.10)					$ *

Weighted average number of common shares
outstanding - basic and diluted	33,036,763			73,533,440	A	106,570,203
* less than $0.01 per share

See notes to unaudited pro forma condensed consolidated financial statements.

ACCREDITED MEMBERS HOLDING CORPORATION
PROFORMA STATEMENTS OF OPERATIONS
(UNAUDITED)
THREE MONTHS ENDED MARCH 31, 2012

	Accredited Members	Hangover		Proforma		Proforma
	Holding Corp.	Joe's, Inc.	Total	Adjustments		Total
	(Historical)	(Historical)

Net sales	$445,931	$141,338	$587,269	$(445,931)	A	$141,338
Cost of goods sold	224,674	134,495	359,169	(224,674)	A	134,495
Gross (loss) profit	221,257	6,843	228,100	(221,257)		6,843

Operating expenses:
General and administrative	228,503	144,423	372,926	(228,503)	A	144,423
Selling and marketing	114,416	43,477	157,893	(114,416)	A	43,477
Total operating expenses	342,919	187,900	530,819	(342,919)	A	187,900
	(121,662)	(181,057)	(302,719)	121,662		(181,057)
Other income (expense):
Interest expense:
Related parties	(3,605)	-	(3,605)	3,605		-
Other	(34,541)	223	(34,318)	34,541	A	223
Gain on derivative liability	-	-	-	-	A	-
Gain on value of warrants	2,334	-	2,334	(2,334)	A	-
Gain on sale of marketable securities	-	-	-	-	A	-
Other income, net	1,216	-	1,216	(1,216)	A	-
	(34,596)	223	(34,373)	34,596	A	223
Net loss	$(156,258)	$(180,834)	$(337,092)	$156,258	A	$(180,834)

Less: net loss attributable to noncontrolling interest	(437)	-	(437)	437	A	-

Net loss attributable to AMHC	(155,821)	-	(155,821)	155,821	A	-

Net loss	$(156,258)	(180,834)	(337,092)	156,258		(180,834)

Net loss per share-basic and diluted	$ *					$ *

Weighted average number of common shares
outstanding - basic and diluted	34,446,531			76,671,311	A	111,117,842

* less than $0.01 per share

See notes to unaudited pro forma condensed consolidated financial statements.

ACCREDITED MEMBERS HOLDING CORPORATION
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following adjustments are made to the accompanying pro forma balance sheet and statements of operations:

(A)
This entry is to reflect that AMHC will issue of a total number of common shares to the HOJ shareholders in exchange for all of their ownership interests in HOJ. This entry also reflects (within five business days of HOJ acquisition) the sale to Accredited Members Acquisition Corporation (“Buyer”) all of the equity interests in three of the Company’s subsidiaries (which represents substantially all of the operations of AMHC prior to the acquisition of HOJ, being Accredited Members, Inc., AMHC Managed Services, Inc. and World Wide Premium Packers, Inc. (collectively, the “Subsidiaries”). Because all of the operating businesses of AMHC are to be sold within five business days after the closing of the HOJ acquisition, the transaction is being accounted for as a recapitalization of HOJ.

The number of shares issued in the accompanying pro forma financial statements of operations is calculated at the beginning of each of the periods presented to reflect that HOJ shareholders are to receive approximately 69% of the combined entity's shares. The actual number of shares to be issued, upon the anticipated closing of this transaction, will be based on the number of AMHC shares outstanding at that date and will be different than the number of shares utilized in the pro forma calculations.

(B)	This entry reflects that the Buyer will pay $10,000 and assume all liabilities related to the subsidiaries in exchange for all of the shares in the Subsidiaries owned by the Company.

EXHIBIT E

NOTICE OF
DISSENTERS’ RIGHTS
REGARDING
THE
SALE OF SUBSIDIARIES

ACCREDITED MEMBERS HOLDING CORPORATION

June 13, 2012

You are receiving this notice because you are a shareholder of Accredited Members Holding Corporation (the “Company”).  Colorado law requires that the Company inform you that pursuant to the potential sale of the Company’s three current subsidiaries (Accredited Members, Inc., AMHC Managed Services, Inc. and World Wide Premium Packers, Inc., collectively, the “Subsidiaries”), as further discussed in Proposal Four of the Company’s Proxy Statement dated June 13, 2012 (the “Sale”), you may be entitled to certain dissenters’ rights.

Provided however, the Sale is wholly conditioned on the occurrence of the acquisition by the Company of Hangover Joe’s Inc.  To the extent you may be entitled to dissenters’ rights, the effective date of such rights would only occur upon the consummation of the Sale.

If the shareholders approve of the Sale and the Sale actually closes, shareholders are or may be entitled to assert dissenter’s rights under the Colorado Business Corporation Act, Sections 7-113-101 through 7-113-302 (a copy of which is provided herewith), with respect to the Sale.   The Company will receive notice of intent to demand payment at:  Accredited Members Holding Corporation 2 North Cascade Avenue, Suite1400, Colorado Springs, CO 80903, Attention Heather Atkinson.    Shareholders wishing to exercise any dissenters’ rights afforded under Colorado law may submit their demands in writing and may not vote in favor of the Sale.  The Company must receive a notice of a shareholder’s election to exercise his or her dissenters’ rights and demand payment for the shares no later than Friday July 20, 2012.  If the Sale is not approved or does not close, shareholders will not be entitled to dissenters’ rights and any notice of election will be disregarded.

ACCREDITED MEMBERS HOLDING CORPORATION

/s/ J.W. Roth
J.W. Roth Co-Chairman

Dissenters’ Rights Statutes

§ 7-113-101. Definitions

For purposes of this article:

(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) “Fair value”, with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) “Shareholder” means either a record shareholder or a beneficial shareholder.

§ 7-113-102. Right to dissent

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1);

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2); and

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206(2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, [FN1] or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) Deleted by Laws 1996, H.B.96-1285, § 30, eff. June 1, 1996.

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

§ 7-113-103. Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

§ 7-113-201. Notice of dissenters' rights

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).

§ 7-113-202. Notice of intent to demand payment

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

§ 7-113-203. Dissenters' notice

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

§ 7-113-204. Procedure to demand payment

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

§ 7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

§ 7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

§ 7-113-207. Failure to take action

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

§ 7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

§ 7-113-209. Procedure if dissenter is dissatisfied with payment or offer

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

§ 7-113-301. Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

§ 7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.